UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22005

Wells Fargo Global Dividend Opportunity Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

October 31, 2020

Wells Fargo

Global Dividend Opportunity Fund (EOD)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of October 31, 2020, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Global Dividend Opportunity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Global Dividend Opportunity Fund for the 12-month period that ended October 31, 2020. Global stock markets saw earlier gains erased in March as governments around the world took unprecedented measures, attempting to stop the spread of COVID-19 at the expense of short-term economic output. However, markets rallied strongly from April through period-end to offset those short-term losses as central banks bolstered capital markets and confidence.

For the 12-month period, equities had generally positive total returns despite intense volatility in March. Non-U.S. developed market equities had weaker performance than emerging market and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 9.71%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -2.61%, while the MSCI EM Index (Net)3 had stronger performance, with a 8.25% gain. Among bond indices, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 6.19%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained 4.96%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.59% while the ICE BofA U.S. High Yield Index7 returned 2.54%.

The period began with buoyed investor confidence.

Equity markets rallied in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly and manufacturing and services activity picked up. While consumer confidence and purchasing managers’ activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 boosted by the U.S. and China accord on a Phase One trade deal. That, along with the landslide election win by the pro-Brexit U.K. Conservative Party and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of President Trump had little market impact. Meanwhile, slowing Chinese economic activity, partly a result of the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Global Dividend Opportunity Fund

Letter to shareholders (unaudited)

The 2019 year-end rally continued in early January 2020. However, capital market volatility spiked in late January on concerns over the potential impact of COVID-19 on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, COVID-19 became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1%. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production, causing the price of West Texas Intermediate crude oil to plummet.

The global spread of COVID-19 in March led country after country to clamp down on social- and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central banks responded swiftly, slashing interest rates and expanding quantitative easing programs to restore liquidity and confidence in the markets. In the U.S., the Federal Reserve (Fed) introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April, fueled by unprecedented government and central bank stimulus measures. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. The European Central Bank expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil-price volatility continued as global supply far exceeded demand.

The global equity market rebound continued in May, with widespread advances. Investors regained confidence on reports of early signs of success in human trials of a COVID-19 vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and economic data, including an April unemployment rate of 14.7%, the highest level since World War II. Manufacturing and services purchasing managers’ indices reflected widespread weakening activity in May. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, supported robust information technology sector earnings, which helped drive major technology stocks higher.

Financial markets posted widely positive returns in June despite ongoing economic weakness and high levels of uncertainty on the containment of COVID-19 and the timing of an effective vaccine. There were hopeful signs as economies reopened. Vitally important to market sentiment was the ongoing commitment by central banks globally to do all they can to provide economic support through liquidity and low borrowing

“The global spread of COVID-19 in March led country after country to clamp down on social- and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

Wells Fargo Global Dividend Opportunity Fund  |  3

Letter to shareholders (unaudited)

“In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections.”

costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that expired at the end of July. However, unemployment remained historically high, easing somewhat from 14.7% in April to 11.1% in June. By the end of June, numerous states reported increases of COVID-19 cases. China’s economic recovery picked up momentum in June, though it remained far from a full recovery.

July was broadly positive for both global equities and fixed income. However, economic data and a resurgence of COVID-19 cases pointed to the vulnerability of the global economy and the ongoing imperative to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China reported a 3.2% year-over-year expansion in its second-quarter GDP. U.S. unemployment remained high despite adding 1.8 million jobs in July, with a double-digit jobless rate persisting. However, manufacturing activity grew in both the U.S. and the eurozone. In Asia, while China’s manufacturing sector continued to expand, activity in Japan and South Korea contracted. A rising concern was the rapid and broad reemergence of COVID-19 infections.

The stock market continued to rally in August despite concerns over rising numbers of COVID-19 cases in the United States and several European countries, including France and Spain, as well as the July expiration of the $600 weekly bonus unemployment benefit. U.S. stocks had strong monthly gains, surpassing broadly positive overall global equity performance while fixed-income market monthly returns were broadly flat. Generally stronger-than-expected second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a policy shift that will likely lead to longer-term low interest rates and supportive monetary policy. U.S. indices measuring manufacturing and services activities beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.

Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, six months after the bottom fell out of the labor market in the early spring, only half of the 22 million jobs lost had returned. The U.S. unemployment rate fell to 7.9% in September, reflecting steady improvement but far higher than the 3.5% pre-COVID-19 rate. Only 661,000 jobs were added for the month, down from 1.5 million in August. Meanwhile, a reported 2.3 million people have given up looking for work. With U.S. Congress failing to pass further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks with the European Union weighed on markets. China’s economy picked up steam, however, with growth fueled by increased global demand, and China’s services sector rallied.

In October, capital markets took a step back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe responded with a new round of restrictions affecting economic activity. Meanwhile, Brexit remained unresolved as the European Union and the U.K. failed to strike a deal by a mid-October deadline. U.S. markets looked favorably at a possible Democratic sweep and control of the federal purse strings as that could lead to the passage of long-awaited additional fiscal stimulus, which could boost economic activity. Meanwhile, China continued to stand apart, reporting 4.9% third-quarter GDP growth year on year.

4  |  Wells Fargo Global Dividend Opportunity Fund

Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

Notice to Shareholders

∎

On November 17, 2020, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

∎

The Fund’s managed distribution plan provides for the declaration of quarterly distributions to common shareholders of the Fund at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. Under the managed distribution plan, quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan. Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

Wells Fargo Global Dividend Opportunity Fund  |  5

Letter to shareholders (unaudited)

Notice to Shareholders

Preparing for LIBOR Transition

The global financial industry is preparing to transition away from the London Interbank Offered Rate (LIBOR), a key benchmark interest rate, to new alternative rates. LIBOR underpins more than $350 trillion of financial contracts. It is the benchmark rate for a wide spectrum of products ranging from residential mortgages to corporate bonds to derivatives. Regulators have called for a market-wide transition away from LIBOR to successor reference rates by the end of 2021, which requires proactive steps be taken by issuers, counterparties, and asset managers to identify impacted products and adopt new reference rates.

The Fund holds at least one security that uses LIBOR as a floating reference rate and has a maturity date after 12-31-2021.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of successor reference rates, and any potential effects of the transition away from LIBOR on investment instruments that use it as a benchmark rate. The transition process may result in, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and could negatively impact the value of certain instruments held by the Fund.

Wells Fargo Asset Management is monitoring LIBOR exposure closely and has put resources and controls in place to manage this transition effectively. The Fund’s portfolio management team is evaluating LIBOR holdings to understand what happens to those securities when LIBOR ceases to exist, including examining security documentation to identify the presence or absence of fallback language identifying a replacement rate to LIBOR.

While the pace of transition away from LIBOR will differ by asset class and investment strategy, the portfolio management team will monitor market conditions for those holdings to identify and mitigate deterioration or volatility in pricing and liquidity and ensure appropriate actions are taken in a timely manner.

6  |  Wells Fargo Global Dividend Opportunity Fund

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Performance highlights (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital.

Strategy summary

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of common stocks and other equity securities that offer above-average potential for current and/or future dividends. This sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index (Net). The remaining 20% of the Fund’s total assets will be allocated to a sleeve consisting of below investment grade (high yield) debt. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Vince Fioramonti, CFA®‡

Chris Lee, CFA®‡*

Megan Miller, CFA®‡

Michael J. Schueller, CFA®‡*

Average annual total returns (%) as of October 31, 20201

	1 year	5 year	10 year

Based on market value	-16.35	2.31	1.77

Based on net asset value (NAV)	-6.41	2.40	3.53

Global Dividend Opportunity Blended Index[2]	4.51	7.35	7.49

MSCI ACWI Index (Net)[3]	4.89	8.11	7.90

ICE BofA U.S. High Yield Constrained Index[4]	2.44	6.12	6.06

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended October 31, 2020, was 1.60%, which includes 0.38% of interest expense.

Comparison of NAV vs. market value[5]

More detailed information about the Fund’s investment objective, principal investment strategies and the principal risks associated with investing in the Fund can be found on page 13.

Risk summary

This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of the net asset value and the market value of common shares. Derivatives involve risks, including interest-rate risk, credit risk, the risk of improper valuation, and the risk of non-correlation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities and/or indices. As a writer of an index call option, the Fund forgoes the opportunity to profit from increases in the values of securities held by the Fund. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similar risks are involved with writing call options or secured put options on individual securities and/or indices held in the Fund’s portfolio. This combination of potentially limited appreciation and potentially unlimited depreciation over time may lead to a decline in the net asset value of the Fund. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of foreign investing are magnified in emerging or developing markets. Small

Please see footnotes on page 9.

8  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)

and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts, and, as a result, small- and mid-cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to their higher risk of failure. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Illiquid securities may be subject to wide fluctuations in market value. The Fund may be subject to significant delays in disposing of illiquid securities. Accordingly, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the adviser or subadviser believes that it is desirable to do so.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Lee and Mr. Schueller became portfolio managers of the Fund effective August 6, 2020.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management, LLC. The Global Dividend Opportunity Blended Index is composed of 80% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 20% ICE BofA U.S. High Yield Constrained Index. Prior to October 15, 2019, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net), 20% of the ICE BofA U.S. High Yield Constrained Index, and 15% of the ICE BofA Core Fixed Rate Preferred Securities Index. Prior to May 1, 2017, the Global Dividend Opportunity Blended Index was composed 65% of the MSCI ACWI Index (Net) and 35% of the ICE BofA Core Fixed Rate Preferred Securities Index. You cannot invest directly in an index.

[3]

The MSCI ACWI Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[4]

The ICE BofA U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/ Baa3 but are not in default. The ICE BofA U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

[5]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[6]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[9]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/ or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Wells Fargo Global Dividend Opportunity Fund  |  9

Performance highlights (unaudited)

MANAGER’S DISCUSSION

The Fund’s return based on market value was -16.35% for the 12-month period that ended October 31, 2020. During the same period, the Fund’s return based on its net asset value (NAV) was -6.41%. Based on both its market value and its NAV return, the Fund underperformed the Global Dividend Opportunity Blended Index, which returned 4.51%.

Supported by massive fiscal and monetary stimulus, global economies and financial markets rebounded from the shock of the COVID-19 pandemic.

As 2020 began, U.S. equity markets reached record highs and initially appeared resilient in the face of growing concerns about China’s COVID-19 outbreak. Once the outbreak spiraled into a pandemic, volatility escalated in March as global equity markets swiftly entered bear territory. The drastic public health measures enacted to mitigate COVID-19 brought global economic activity to a standstill. Following the historic market decline, the massive and coordinated response by governments and central banks provided support for a global economic rebound. Financial markets advanced on stimulus tailwinds, improving economic data, and optimism about effective therapeutics and vaccines for COVID-19. However, the summer’s rebound decelerated by September as a surge in COVID-19 cases dashed hopes for a swift return to normalcy or a V-shaped recovery. Although overall activity remained below pre-pandemic levels, data confirmed that the U.S. and China exited a recession and an economic recovery albeit a slow one was underway.

The high-yield market, as measured by the ICE BofA U.S. High Yield Index6, returned 2.44% over the 12-month period that ended October 31, 2020, underperforming both investment-grade fixed income and U.S. equities. High-yield spreads (the percentage difference in yield above Treasury bonds of similar maturity) ended 117 basis points (bps; 100 bps equal 1.00%) wider at 532 bps, after retracing more than 550 bps from their widest in March.

A combination of ongoing monetary support from the Federal Reserve (Fed) and the lagged impact of $2.5 trillion in fiscal stimulus helped reverse the economic contraction. Recent data suggests the U.S. economy continued to recover, but at a decelerating pace as an uptick in COVID-19 cases weighed on the economy and Congress failed to provide additional stimulus.

The Fund’s equity sleeve adapted to an environment of declining dividends.

Many stocks with attractive growth attributes that generate superior free cash flows do not pay dividends. Over the previous year, we did not include these stocks in the portfolio. In order to capture some of the secular growth themes, we revised our guideline and now include stocks that do not pay dividends if the overall portfolio dividend yield is consistent with the investment objective. Such stocks include Amazon, Alphabet, and Alibaba in China, which the Fund held at period-end.

Ten largest holdings (%) as of October 31, 2020[7]

Microsoft Corporation	3.05

Apple Incorporated	2.58

Verizon Communications Incorporated	2.21

The Home Depot Incorporated	1.91

Alibaba Group Holding Limited ADR	1.85

Taiwan Semiconductor Manufacturing Company Limited ADR	1.84

JPMorgan Chase & Company	1.81

The Procter & Gamble Company	1.79

KDDI Corporation	1.71

Honeywell International Incorporated	1.63

Sector allocation as of October 31, 2020[8]

Stock selection was weakest in financials, communication services, and consumer discretionary.

Broad diversification and risk controls surrounding sector weights have typically resulted in stock selection being the main driver of performance within the Fund’s equity sleeve. Three of the strategy’s U.S. financial holdings, MFA Financial, Ladder Capital Corp., and New Residential Investment Corp., were hurt by the free fall in the value of their real estate portfolios. Although these names had been attractive long-term holdings due to their consistent high yield and low volatility, they declined

Please see footnotes on page 9.

10  |  Wells Fargo Global Dividend Opportunity Fund

Performance highlights (unaudited)

severely during the market downturn and detracted significantly from relative performance. We sold our shares of MFA Financial and Ladder Capital based on a deterioration in our rankings and an increasing risk of future earnings disappointments. We added to our position in New Residential as the company has increased its dividend twice after cutting its dividend in March.

Options overlay detracted from overall returns during the market rally.

The options overlay is a covered call strategy written on a portion of the Fund’s global equity portfolio. Over the long run, covered calls tend to add yield and risk reduction to the portfolio. The strategy has outperformed in flat to down markets and also in above-average volatility environments. The options overlay was added to the Fund on December 19, 2019. As expected, the options overlay underperformed during the strong market rally beginning in March, detracting value from the Fund by slightly capping the equity returns when global equity markets returned over +50%. However, the options overlay added value to the Fund in September and August, when equity markets were roughly flat and volatility was higher than average.

Sector allocation detracted within high-yield bonds.

The net impact from sector allocation detracted over the period. An overweight to the energy exploration and production sector, selection within the cable/satellite sector, and holding cash all hurt relative performance. Maturity allocation was also negative, though the impact from an underweight to bonds maturing in seven years or more was offset by strong selection at the long end of the yield curve. The Fund’s use of leverage had a negative impact on total return performance during this reporting period.

Stock selection was strongest in materials, industrials, and real estate.

Stock selection within the materials and industrials sectors and an underweight to industrials contributed to relative returns. Within materials, Fortescue Metals Group and Barrick Gold performed well as commodity prices rebounded and investors sought out precious metals. Within industrials, Schneider Electric and Cummins were strong contributors as demand improved for their end markets. Schneider and Cummins generate high free-cash-flow margins, which investors paid a premium for amid a heightened risk environment.

High-yield bond security selection was positive during the year. Contributions came from strong security selection within oil and gas and transportation services and underweights to leisure and gaming bonds. An underweight to riskier CCC-rated and lower-rated credits and an overweight to BBB-rated bonds also contributed.

Geographic allocation as of October 31, 2020[8]

Credit quality as of October 31, 2020[9]

We will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

The world continues to grapple with the worst pandemic since 1918 and aftershocks from the steepest economic downturn since the 1930s. It appears that the $20 trillion global monetary and fiscal response provided a backstop to prevent a severe contraction from spiraling into an economic depression. However, the sustainability of the global recovery is highly correlated with the course of the pandemic and additional fiscal and monetary stimulus.

Please see footnotes on page 9.

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Performance highlights (unaudited)

The Fund’s equity sleeve management team expects the recovery to continue, albeit at a slower pace, with rising volatility in advance of the U.S. presidential election. We do not have an edge in predicting the length of the pandemic, so we are not making any aggressive tactical bets. We continue to monitor the balance sheet strength and liquidity characteristics of our holdings to increase our confidence that they will be able to weather this crisis. As the world makes further progress against COVID-19, we expect an uptick in economic activity and inflation. Rising inflation historically provides a tailwind for value-oriented firms, which typically benefits our investment process. We are also looking for opportunities to increase exposure to secular growth companies should their ranks improve to meet our buy discipline.

We expect the path forward to be volatile as equity markets will be highly susceptible to positive and negative virus-related news. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

The U.S. economy may be slowing as of period-end, but the Fund’s high-yield bond sleeve management team remains comfortable with economic growth and the corporate earnings in our portfolio while closely monitoring the potential effects from COVID-19, trade wars, Fed policy, Brexit, and U.S. political risks. We expect the default rate to remain relatively low through 2020.

Looking forward, we’ll continue to add yield opportunistically in a risk-neutral framework and exploit potential mispricing presented by volatility in the credit markets.

The Fund’s options overlay sleeve management team expects volatility to remain elevated as the world copes with the impact of COVID-19, which we believe should present a good opportunity for the Fund’s option overlay strategy.

12  |  Wells Fargo Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)

Investment objective

The Fund’s primary investment objective is to seek a high level of current income. The Fund’s secondary objective is long-term growth of capital. The Fund’s investment objectives are non-fundamental policies and may be changed by the Trustees without prior approval of the Fund’s shareholders.

Principal investment strategies

The Fund allocates its assets between two separate investment strategies, or sleeves, equity and high yield. Under normal market conditions, the Fund allocates approximately 80% of its total assets to an equity sleeve comprised primarily of a diversified portfolio of common stocks of U.S. and non-U.S. companies and other equity securities that offer above-average potential for current and/or future dividends. The remaining 20% of the Fund’s total assets is allocated to a sleeve consisting of below investment-grade (high yield) debt securities, loans, and preferred stocks. The Fund also employs an option strategy in an attempt to generate gains on call options written by the Fund.

Equity Sleeve. The Fund’s equity sleeve invests normally in approximately 60 to 80 securities, broadly diversified among major sectors and regions. The sector and region weights are typically within +/- 5 percent of weights in the MSCI ACWI Index. Region weights are managed according to Wells Capital Management’s proprietary region classification. We target an overall portfolio dividend yield higher than that of the MSCI ACWI Index. The equity sleeve of the Fund may hold equity securities of companies of any size, including companies with large, medium, and small market capitalizations. The equity sleeve of the Fund may hold equity securities issued by domestic or foreign issuers, including emerging market issuers. The equity sleeve of the Fund will likely include primarily common stocks, although the Fund may also invest in preferred stocks, and securities convertible into or exchangeable for common stock, such as convertible preferred stocks.

Our approach is to lever the best attributes of quantitative tools and fundamental analysis. Our quantitative model casts a wide net to identify buy and sell candidates in our investment universe. Our fundamental overlay gives us the conviction that we need to build a portfolio that both targets high levels of income while still maintaining a broad-based, well-diversified exposure.

We employ a proprietary, quantitative model to evaluate all companies in the investment universe. The model draws from a factor library containing both cross-sectional and sector-specific factors. It seeks to identify companies that provide attractive dividend yields, but also have favorable quality characteristics and growth potential. The model is comprised of three unique factor groupings: valuation, quality and momentum. The valuation factors identify companies that are undervalued relative to their peers; the quality factors identify companies with strong management and profitability; and the momentum factors identify companies that have market support and positive investor sentiment. The factor composition of the model is reviewed and refreshed each quarter through a dynamic process called re-specification. The process enhances the predictive power of the model by considering recent changes in the underlying drives of stock price movement.

As previously mentioned, the investment approach combines the objectivity and repeatability of quantitative modeling with a qualitative review and validation of every stock that is added to the portfolio. The qualitative review helps us build conviction in the positions that we put into the portfolio by considering data that is more difficult to process and consume systematically in a timely fashion. We use additional sources of information such as news sentiment data, research reports, short interest data and a multitude of other resources to uncover nuances within companies that a traditional systematic strategy may not identify. Through this analysis we seek to verify that the financials driving the quantitative model reflect the true prospects of the business, identify non-quantifiable opportunities and the risks in companies, and avoid value traps (which are ever-present risk in dividend strategies).

High Yield Sleeve. Under normal market conditions, the Fund allocates approximately 20% of its total assets to an investment strategy that focuses on U.S. dollar-denominated below investment-grade bonds (including convertible bonds), debentures, and other income obligations, including loans and preferred stocks (often called “high yield” securities or “junk bonds”). We may invest in below investment-grade debt securities of any credit quality, however, we may not purchase securities rated CCC or below if 20% of the sleeve’s assets are already held with such a rating. We are not required to sell securities rated CCC or below if the 20% limit is exceeded due to security downgrades.

The sleeve will not invest more than 20% of its total assets in convertible instruments (convertible bonds and preferred stocks). The sleeve may invest up to 10% of its total assets in U.S. dollar–denominated securities of foreign issuers, excluding emerging markets securities.

For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating that the portfolio managers believe is most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, contingent, deferred, payment in kind and auction rate features. The sleeve may invest in securities with a broad range of maturities.

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Objective, strategies and risks (unaudited)

The Fund’s high yield sleeve is managed following a rigorous investment process that emphasizes both quality and value. The research driven approach includes both a top-down review of macroeconomic factors and intensive, bottom-up scrutiny of individual securities. We consider both broad economic and issuer specific factors in selecting securities for the high yield sleeve. In assessing the appropriate maturity and duration for the Fund’s high yield sleeve and the credit quality parameters and weighting objectives for each sector and industry in this portion of the Fund’s portfolio, we consider a variety of factors that are expected to influence the economic environment and the dynamics of the high yield market. These factors include fundamental economic indicators, such as interest rate trends, the rates of economic growth and inflation, the performance of equity markets, commodities prices, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once we determine the preferable portfolio characteristics, we conduct further evaluation to determine capacity and inventory levels in each targeted industry. We also identify any circumstances that may lead to improved business conditions, thus increasing the attractiveness of a particular industry. We select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. We also employ due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

The analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, the company’s leverage versus industry norms and current and anticipated results of operations. While we consider as one factor in our credit analysis the ratings assigned by the rating services, we perform our own independent credit analysis of issuers.

In making decisions for the high yield sleeve, we rely on the knowledge, experience and judgment of our team who have access to a wide variety of research. We apply a strict sell discipline, which is as important as purchase criteria in determining the performance of this portion of this portfolio. We routinely meet to review profitability outlooks and discuss any deteriorating business fundamentals, as well as consider changes in equity valuations and market perceptions before selling securities.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamental of the business, or we have identified a more attractive investment opportunity.

Option Strategy. The Fund also employs an option strategy in an attempt to generate gains from the premiums on call options written by it on selected U.S. and non-U.S.-based securities indices, on exchange-traded funds providing returns based on certain indices, countries, or market sectors, and, to a lesser extent, on futures contracts and individual securities. The Fund may write covered call options or secured put options on individual securities and/or indexes. The Fund may also purchase call or put options.

The Fund may write call options with an aggregate net notional amount of up to 50% of the value of the equity sleeve’s total assets. The extent of the Fund’s use of written call options will vary over time based, in part, on our assessment of market conditions, pricing of options, related risks, and other factors. The Fund will limit option writing to an aggregate net notional amount less than the value of the Fund’s equity securities in order to allow the Fund potentially to benefit from capital gains on its equity sleeve. The aggregate net notional amount of the open option positions sold by the Fund will never exceed the market value of the Fund’s equity investments. For these purposes, the Fund treats options on indices as being written on securities having an aggregate value equal to the face or notional amount of the index subject to the option. At any time we may limit, or temporarily suspend, the option strategy.

We will attempt to maintain for the Fund written call option positions on equity indices whose price movements, taken in the aggregate, correlate to some degree with the price movements of some or all of the equity securities held in the Fund’s equity sleeve. The Fund may write index call options that are “European style” options, meaning that the options may be exercised only on the expiration date of the option. The Fund also may write index call options that are “American style” options, meaning that the options may be exercised at any point up to and including the expiration date. The Fund expects to use primarily listed/exchange-traded options contracts and may also use unlisted (or “over-the-counter”) options.

We will actively manage the Fund’s options positions using a proprietary quantitative and statistical analysis in an attempt to identify option transactions for the Fund that produce attractive current income for the Fund with appropriate limitations on the potential losses to the Fund from those transactions. We may attempt to preserve for the Fund the potential to realize a portion of any increases in the values of its portfolio securities by writing options that are out-of-the-money (that is, whose strike price is higher than the current market value or level of the underlying index), by limiting the amount of options the Fund writes, and by attempting, through use of quantitative and statistical analysis, to identify options that are likely to provide current income without undue risk of an untimely exercise.

14  |  Wells Fargo Global Dividend Opportunity Fund

Objective, strategies and risks (unaudited)

The Fund’s Overall Portfolio. We monitor the weighting of each investment strategy within the Fund’s portfolio on an ongoing basis and rebalance the Fund’s assets when we determine that such a rebalancing is necessary to align the portfolio in accordance with the investment strategies described above. From time to time, we may make adjustments to the weighting of each investment strategy. Such adjustments would be based on our review and consideration of the expected returns for each investment strategy and would factor in the stock, bond and money markets, interest rate and corporate earnings growth trends, and economic conditions which support changing investment opportunities.

The Fund may enter into transactions including, among others, options, futures and forward contracts, loans of portfolio securities, swap contracts, and other derivatives, as well as when-issued, delayed delivery, or forward commitment transactions, that may in some circumstances give rise to a form of leverage. The Fund may use some or all of these transactions from time to time in the management of its portfolio, for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return. There can be no assurance that the Fund will enter into any such transactions at any particular time or under any specific circumstances. The Fund reserves the flexibility to issue preferred shares and debt securities, or to borrow money, for leveraging purposes. By using leverage, the Fund would seek to obtain a higher return for holders of common shares than if it did not use leverage. Leveraging is a speculative technique, and there are special risks involved. There can be no assurance that any leveraging strategies, if employed by the Fund, will be successful, and such strategies can result in losses to the Fund.

The investment policies of the Fund described above are non-fundamental and may be changed by the Board of Trustees of the Fund so long as shareholders are provided with at least 60 days prior written notice of any change to the extent required by the rules under the 1940 Act.

Other investment techniques and strategies

As part of or in addition to the principal investment strategies discussed above, the Fund may at times invest a portion of its assets in the investment strategies and may use certain investment techniques as described below.

Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Real Estate Investment Trusts. The Fund may invest a portion of its assets in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains, and/or return of capital.

Loans. The high yield sleeve of the Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans in which the sleeve invests primarily consist of direct obligations of a borrower. The high yield sleeve of the Fund may invest in a loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the high yield sleeve of the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the U.S. Securities and Exchange Commission.

Asset-backed securities: The high-yield sleeve may invest in asset-backed securities but will not invest in mortgage-backed securities. Asset-backed securities represent participations in and are secured by and payable from assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

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Objective, strategies and risks (unaudited)

Derivatives. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as “derivatives.” The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund’s portfolio, protect the value of the Fund’s portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, manage the effective maturity or duration of the Fund’s portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

The Fund may use a variety of other derivative instruments (including both long and short positions) for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return, including, for example, buying and selling call and put options, buying and selling futures contracts and options on futures contracts, and entering into forward contracts and swap agreements with respect to securities, indices, and currencies. There can be no assurance that the Fund will enter into any such transaction at any particular time or under any specific circumstances.

With respect to the high yield sleeve, investments in derivatives are limited to 10% of the sleeve’s total assets in futures and options on securities and indices and in other derivatives. In addition, the sleeve may enter into interest rate swap transactions with respect to the total amount the high yield sleeve is leveraged in order to hedge against adverse changes in interest rates affecting dividends payable on any preferred shares or interest payable on borrowings constituting leverage. In connection with any such swap transaction, the Fund will segregate liquid securities in the amount of its obligations under the transaction.

The high yield sleeve does not use derivatives as a primary investment technique and generally does not anticipate using derivatives for non-hedging purposes. In the event the sleeve uses derivatives for non-hedging purposes, no more than 3% of the sleeve’s total assets will be committed to initial margin for derivatives for such purposes. The sleeve may use derivatives for a variety of purposes, including as a hedge against adverse changes in securities market prices or interest rates and as a substitute for purchasing or selling securities.

Futures Contracts. In addition to the strategies described above, the Fund may purchase or sell futures contracts on foreign securities indices and other assets. The Fund may use futures contracts for hedging purposes, to adjust portfolio characteristics, or more generally for purposes of attempting to increase the Fund’s investment return.

Other Investment Companies. The Fund may invest in shares of other affiliated or unaffiliated open-end investment companies (i.e., mutual funds), closed-end funds, exchange-traded funds (“ETFs”), UCITS funds (pooled investment vehicles established in accordance with the Undertaking for Collective Investment in Transferable Securities adopted by European Union member states) and business development companies. The Fund may invest in securities of other investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, the rules and regulations thereunder and any exemptive relief currently or in the future available to a Fund.

Repurchase Agreements. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. We review and monitor the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities, because it avoids certain market risks and transaction costs. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that the value of such segregated assets continues to be equal to or greater than the repurchase price. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

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Objective, strategies and risks (unaudited)

Private Placements. The Fund may invest in private placements and other “restricted” securities. Private placement securities are securities sold in offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). They are generally eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other restricted securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144A), and may not be readily marketable because they are subject to legal or contractual delays in or restrictions on resale. Because there may be relatively few potential qualified purchasers for such securities, especially under adverse market or economic conditions, or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Securities Lending. The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Defensive and Temporary Investments. The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

Portfolio Turnover. It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover is not considered a limiting factor in the execution of investment decisions for the Fund.

Principal risks

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Securities markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on a Fund and its investments. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions.

Equity Securities Risk. The values of equity securities may experience periods of substantial price volatility and may decline significantly over short time periods. In general, the values of equity securities are more volatile than those of debt securities. Equity securities fluctuate in value and price in response to factors specific to the issuer of the security, such as management performance, financial condition, and market demand for the issuer’s products or services, as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. Different parts of a market, industry and sector may react differently to adverse issuer, market, regulatory, political, and economic developments.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes

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Objective, strategies and risks (unaudited)

may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Debt Securities Risk. Debt securities are subject to credit risk and interest rate risk. Credit risk is the possibility that the issuer or guarantor of a debt security may be unable, or perceived to be unable, to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer’s credit quality or financial strength declines. Interest rate risk is the possibility that interest rates will change over time. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Very low or negative interest rates may magnify interest rate risk.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Growth/Value Investing Risk. Securities that exhibit growth or value characteristics tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Leverage Risk. Certain transactions, such as derivatives, may give rise to a form of leverage (i.e., the Fund’s exposure to underlying securities, assets or currencies exceeds its net asset value). Leverage increases the Fund’s portfolio losses when the value of its investments declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. Leveraging may cause a Fund to be more volatile than if the Fund had not been leveraged. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so.

Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Quantitative Model Risk. Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Anti-takeover Provisions Risk. The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and supermajority voting requirements for open-ending the Fund or a merger, liquidation, asset sale or similar transactions.

Closed-end Fund Risk. Closed-end funds involve investment risks different from those associated with other investment companies. Shares of closed-end funds frequently trade at either a premium or discount relative to their net asset value (“NAV”). There can be no assurance that the discount will decrease. It is possible that a market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities held by the Fund, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that the Fund’s shares will trade at a premium, will continue to trade at a premium or that the premium will not decrease over time.

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Objective, strategies and risks (unaudited)

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. The Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund’s return.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives’ underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager’s ability to assess and predict market or economic developments and their impact on the derivatives’ underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund’s net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under “Foreign Investment Risk” and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Currency Risk. The Fund may invest in non-dollar-denominated investments. The Fund may be limited in its ability to hedge the value of its non-dollar denominated investments against currency fluctuations. As a result, a decline in the value of currencies in which the Fund’s investments are denominated against the dollar will result in a corresponding decline in the dollar value of the Fund’s assets. These declines will in turn affect the Fund’s income and net asset value.

Fund Distributions Risk. The distributions shareholders receive from the Fund are based primarily on the dividends it earns from its investments in equity securities as well as the gains the Fund receives from writing options and using other derivative instruments, selling portfolio securities, and on the interest payments on debt securities held by the Fund, each of which can vary widely over the short and long term. The dividend and interest income from the Fund’s investments in equity and debt securities will be influenced by both general economic activity and issuer specific factors. In the event of a recession or adverse events affecting a specific industry or issuer, an issuer of equity securities held by the Fund may reduce the dividends paid on such securities. A decline in prevailing market interest rates would likely result in a decrease in shareholders’ income from the Fund. In addition, because of the variable tax treatment of the Fund’s positions in options (mark-to-market treatment for gains or losses from options that qualify as “section 1256 contracts” and short-term capital gain or loss treatment generally for other options), and because of limits on the number of long-term capital gains distributions that the Fund may make in a year, distributions from the Fund may also be variable. There can be no assurance as to any level of short-term or long-term capital gains distributions or as to any ratio of quarterly distributions to capital gain distributions. Moreover, because it will not be possible to determine the nature or character of the Fund’s distributions until the end of its taxable year, it is possible that a portion of the Fund’s distributions may constitute returns of capital that are not currently includible in income, but that reduce a shareholder’s tax basis in his or her shares. Further, certain of the Fund’s call writing activities and investments in futures contracts and foreign currency contracts may affect the character, timing, and recognition of income and could cause the Fund to liquidate other investments and distribute more in gains in order to satisfy its distribution requirements.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes, and there may at times not be a liquid secondary market for certain futures contracts.

Wells Fargo Global Dividend Opportunity Fund  |  19

Objective, strategies and risks (unaudited)

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation-adjusted, value of the common shares and distributions can decline and the dividend payments on the Fund’s preferred shares, if any, or interest payments on Fund borrowings, if any, may increase. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Issuer Risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, the Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund’s manager or sub-advisor in seeking to achieve the Fund’s investment objective may not produce the returns expected, may cause the Fund’s shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Price of Shares Risk. Whether investors will realize a gain or loss upon the sale of the Fund’s common shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above net asset value, or below or above the initial offering price for the shares.

Preferred Stock Risk. The Fund may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

REIT Risk. REITs involve certain unique risks in addition to those of investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of non-payment or default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, may trade less frequently and in a more limited volume, and may be subject to more abrupt or erratic price movements than other types of securities. Mortgage REITs are also subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce a REIT’s returns to the Fund or the value of the Fund’s investment in the REIT because the REIT may have to reinvest that money at lower prevailing interest rates. Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may have recently become public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

20  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

	Shares	Value
Common Stocks: 96.33%

Australia: 1.41%
Fortescue Metals Group Limited (Materials, Metals & Mining)	242,790	$2,970,169

Belgium: 0.87%
Euronav NV (Energy, Oil, Gas & Consumable Fuels)	250,430	1,829,858

Canada: 2.94%
Barrick Gold Corporation (Materials, Metals & Mining)	74,934	2,003,414
TC Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	52,096	2,050,525
TFI International Incorporated (Industrials, Road & Rail)	48,217	2,146,838

		6,200,777

China: 6.54%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	103,331	3,915,609
China Mobile Limited (Communication Services, Wireless Telecommunication Services)	297,722	1,821,028
China Resources Cement Holdings Limited (Materials, Construction Materials)	1,318,000	1,725,828
Lenovo Group Limited (Information Technology, Technology Hardware, Storage & Peripherals)	2,944,000	1,848,460
Logan Property Holdings Company Limited (Real Estate, Real Estate Management & Development)	1,459,241	2,289,526
WH Group Limited (Consumer Staples, Food Products) 144A	2,803,049	2,207,754

		13,808,205

France: 3.38%
Eutelsat Communications SA (Communication Services, Media)	183,883	1,849,503
Sanofi SA (Health Care, Pharmaceuticals)	21,227	1,916,657
Schneider Electric SE (Industrials, Electrical Equipment)	27,817	3,379,944

		7,146,104

Germany: 2.10%
Brenntag AG (Industrials, Trading Companies & Distributors)	39,361	2,515,813
Siemens AG (Industrials, Industrial Conglomerates)	16,447	1,929,497

		4,445,310

Israel: 1.11%
Plus500 Limited (Financials, Diversified Financial Services)	122,380	2,345,376

Japan: 4.69%
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	133,610	3,614,817
Nintendo Company Limited (Communication Services, Entertainment)	5,504	2,975,951
Obayashi Corporation (Industrials, Construction & Engineering)	210,069	1,757,928
ORIX Corporation (Financials, Diversified Financial Services)	133,025	1,555,759

		9,904,455

Netherlands: 5.69%
Adyen NV (Information Technology, IT Services) 144A†	1,149	1,931,174
Akzo Nobel NV (Materials, Chemicals)	21,789	2,095,846
ING Groep NV (Financials, Banks) †	270,564	1,853,287
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	92,378	2,532,614
LyondellBasell Industries NV Class A (Materials, Chemicals)	25,228	1,726,857
NN Group NV (Financials, Insurance)	54,087	1,882,278

		12,022,056

South Korea: 1.46%
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	2,442	3,080,755

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  21

Portfolio of investments—October 31, 2020

	Shares	Value
Spain: 0.92%
Red Eléctrica de Espana SA (Utilities, Electric Utilities)	110,111	$1,939,549

Sweden: 0.97%
Evolution Gaming Group AB (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	27,706	2,054,961

Switzerland: 2.16%
Nestle SA (Consumer Staples, Food Products)	18,081	2,033,713
Roche Holding AG (Health Care, Pharmaceuticals)	7,883	2,533,055

		4,566,768

Taiwan: 1.84%
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)	46,374	3,889,387

United Kingdom: 5.09%
Drax Group plc (Utilities, Independent Power & Renewable Electricity Producers)	567,047	2,172,974
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	104,498	1,744,958
Intermediate Capital Group (Financials, Capital Markets)	123,992	1,883,355
Rio Tinto plc (Materials, Metals & Mining)	51,348	2,904,313
The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)	38,845	2,042,403

		10,748,003

United States: 55.16%
AbbVie Incorporated (Health Care, Biotechnology) #	28,938	2,462,624
AGNC Investment Corporation (Financials, Mortgage REITs) #	152,076	2,124,502
Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) †#	1,512	2,443,558
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †#	1,055	3,203,138
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals) #	50,073	5,450,947
Ares Capital Corporation (Financials, Capital Markets) #	141,315	1,954,386
Artisan Partners Asset Management Incorporated Class A (Financials, Capital Markets) #	51,838	2,076,630
Best Buy Company Incorporated (Consumer Discretionary, Specialty Retail) #	25,516	2,846,310
BlackRock Incorporated (Financials, Capital Markets) #	5,098	3,054,773
Bristol-Myers Squibb Company (Health Care, Pharmaceuticals) #	47,317	2,765,679
Bristow Group Incorporated (Energy, Energy Equipment & Services) †	31,267	649,728
Citigroup Incorporated (Financials, Banks) #	34,904	1,445,724
Citizens Financial Group Incorporated (Financials, Banks) #	79,653	2,170,544
ConocoPhillips (Energy, Oil, Gas & Consumable Fuels) #	45,938	1,314,746
Cummins Incorporated (Industrials, Machinery) #	14,215	3,125,736
CVS Health Corporation (Health Care, Health Care Providers & Services) #	48,937	2,744,876
Denbury Incorporated (Energy, Oil, Gas & Consumable Fuels) †	22,694	376,493
eBay Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) #	56,033	2,668,852
Facebook Incorporated Class A (Communication Services, Interactive Media & Services) †#	7,050	1,854,926
Honeywell International Incorporated (Industrials, Industrial Conglomerates)	20,930	3,452,404
Johnson & Johnson (Health Care, Pharmaceuticals)	20,297	2,782,922
JPMorgan Chase & Company (Financials, Banks)	39,067	3,830,129
Keysight Technologies Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	24,187	2,536,491
KLA Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	14,897	2,937,390
Lear Corporation (Consumer Discretionary, Auto Components)	16,593	2,004,600
Leidos Holdings Incorporated (Information Technology, IT Services)	36,850	3,058,550
Microsoft Corporation (Information Technology, Software)	31,785	6,435,509
Morgan Stanley (Financials, Capital Markets)	59,109	2,846,098
National Fuel Gas Company (Utilities, Gas Utilities)	53,834	2,151,207
New Residential Investment Corporation (Financials, Mortgage REITs)	244,841	1,836,308
Pfizer Incorporated (Health Care, Pharmaceuticals)	84,995	3,015,623
Pulte Group Incorporated (Consumer Discretionary, Household Durables)	52,908	2,156,530

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

			Shares	Value

United States (continued)
QUALCOMM Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			23,066	$2,845,422
Target Corporation (Consumer Discretionary, Multiline Retail)			20,439	3,111,225
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			23,308	3,370,104
The Home Depot Incorporated (Consumer Discretionary, Specialty Retail)			15,126	4,034,255
The Procter & Gamble Company (Consumer Staples, Household Products)			27,596	3,783,412
Union Pacific Corporation (Industrials, Road & Rail)			16,584	2,938,519
UnitedHealth Group Incorporated (Health Care, Health Care Providers & Services)			8,382	2,557,683
Valvoline Incorporated (Materials, Chemicals)			98,213	1,931,850
Verizon Communications Incorporated (Communication Services, Diversified Telecommunication Services)			81,852	4,664,745
Walmart Incorporated (Consumer Staples, Food & Staples Retailing)			24,376	3,382,170
Whiting Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels) †			5,052	73,759

				116,471,077

Total Common Stocks (Cost $191,747,285)				203,422,810

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 20.79%

United States: 20.79%
Albertsons Companies Incorporated (Consumer Staples, Food & Staples Retailing) 144A	4.63%	1-15-2027	$25,000	25,938
Albertsons Companies Incorporated (Consumer Staples, Food & Staples Retailing) 144A	4.88	2-15-2030	25,000	26,553
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	4.75	10-1-2027	125,000	128,750
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.00	10-1-2024	700,000	706,265
Allison Transmission Incorporated (Consumer Discretionary, Auto Components) 144A	5.88	6-1-2029	75,000	81,891
AmWINS Group Incorporated (Financials, Insurance) 144A	7.75	7-1-2026	300,000	320,250
Antero Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.75	1-15-2028	425,000	378,250
Apache Corporation (Energy, Oil, Gas & Consumable Fuels)	4.75	4-15-2043	150,000	132,750
Apache Corporation (Energy, Oil, Gas & Consumable Fuels)	4.88	11-15-2027	25,000	23,463
Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.25	4-1-2028	25,000	24,125
Archrock Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-1-2027	100,000	98,000
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.50	3-1-2028	96,000	97,680
Asbury Automotive Group Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.75	3-1-2030	83,000	85,698
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	8.50	1-31-2027	50,000	54,671
Berry Global Incorporated (Materials, Containers & Packaging) 144A	4.88	7-15-2026	75,000	78,563
Berry Global Incorporated (Materials, Containers & Packaging) 144A	5.63	7-15-2027	25,000	26,154
Block Communications Incorporated (Communication Services, Media) 144A	4.88	3-1-2028	25,000	25,625
Bristow Group Incorporated (Energy, Energy Equipment & Services) (a)†	6.25	10-15-2022	700,000	0
Bristow Group Incorporated (Energy, Energy Equipment & Services)	7.75	12-15-2022	500,000	494,375
Buckeye Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.85	11-15-2043	200,000	177,000
Cablevision Lightpath LLC (Communication Services, Diversified Telecommunication Services) 144A	3.88	9-15-2027	40,000	39,700
Cablevision Lightpath LLC (Communication Services, Diversified Telecommunication Services) 144A	5.63	9-15-2028	130,000	131,300
Callon Petroleum Company (Energy, Oil, Gas & Consumable Fuels)	8.25	7-15-2025	258,000	70,950
Cardtronics Incorporated (Information Technology, IT Services) 144A	5.50	5-1-2025	500,000	504,375

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  23

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

United States (continued)
Carnival Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	11.50%	4-1-2023	$250,000	$276,250
Carriage Services Incorporated (Consumer Discretionary, Diversified Consumer Services) 144A	6.63	6-1-2026	450,000	472,977
CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.00	3-15-2022	925,000	940,263
CCM Merger Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A%%	6.38	5-1-2026	225,000	230,344
CCO Holdings LLC (Communication Services, Media) 144A	4.25	2-1-2031	500,000	511,250
CCO Holdings LLC (Communication Services, Media) 144A	4.50	8-15-2030	125,000	129,844
CCO Holdings LLC (Communication Services, Media) 144A	4.50	5-1-2032	75,000	77,438
CCO Holdings LLC (Communication Services, Media) 144A	5.00	2-1-2028	25,000	26,325
CDK Global Incorporated (Information Technology, Software) 144A	5.25	5-15-2029	50,000	53,635
Centene Corporation (Health Care, Health Care Providers & Services) 144A	5.38	8-15-2026	25,000	26,438
Change Healthcare Holdings Incorporated (Health Care, Health Care Technology) 144A	5.75	3-1-2025	550,000	549,764
Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	5.50	4-1-2026	75,000	78,375
Charles River Laboratories Incorporated (Health Care, Life Sciences Tools & Services) 144A	4.25	5-1-2028	25,000	26,125
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.50	10-1-2029	75,000	76,464
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.25	10-1-2025	950,000	967,100
Cheniere Energy Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.63	10-1-2026	100,000	102,500
Cinemark Incorporated (Communication Services, Media)	5.13	12-15-2022	125,000	108,438
Cinemark Incorporated (Communication Services, Media) 144A	8.75	5-1-2025	25,000	25,813
Cinemark USA Incorporated (Communication Services, Media)	4.88	6-1-2023	400,000	335,356
Clarios Global LP (Consumer Discretionary, Auto Components) 144A	6.25	5-15-2026	25,000	26,125
Clearwater Paper Corporation (Materials, Paper & Forest Products) 144A	4.75	8-15-2028	50,000	50,250
Clearwater Paper Corporation (Materials, Paper & Forest Products) 144A	5.38	2-1-2025	50,000	52,563
Cleveland-Cliffs Incorporated (Materials, Metals & Mining) 144A	9.88	10-17-2025	115,000	131,531
CommScope Incorporated (Information Technology, Communications Equipment) 144A	8.25	3-1-2027	225,000	232,874
CommScope Technologies Finance LLC (Information Technology, Communications Equipment) 144A	6.00	6-15-2025	109,000	108,060
Community Health Systems Incorporated (Health Care, Health Care Providers & Services)	6.25	3-31-2023	125,000	123,906
Community Health Systems Incorporated (Health Care, Health Care Providers & Services) 144A	6.63	2-15-2025	425,000	414,460
Consolidated Communications Incorporated (Communication Services, Diversified Telecommunication Services) 144A	6.50	10-1-2028	130,000	133,575
Cooper Tire & Rubber Company (Consumer Discretionary, Auto Components)	7.63	3-15-2027	475,000	549,813
CoreCivic Incorporated (Real Estate, Equity REITs)	4.63	5-1-2023	250,000	228,750
CoreCivic Incorporated (Real Estate, Equity REITs)	5.00	10-15-2022	3,000	2,873
Cott Beverages Incorporated (Consumer Staples, Beverages) 144A	5.50	4-1-2025	75,000	77,438
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	5.00	9-1-2030	20,000	20,450
Covanta Holding Corporation (Industrials, Commercial Services & Supplies)	6.00	1-1-2027	25,000	26,036
Crown Americas Capital Corporation V (Materials, Containers & Packaging)	4.25	9-30-2026	125,000	132,953
Crown Americas Capital Corporation VI (Materials, Containers & Packaging)	4.75	2-1-2026	125,000	129,688
Crown Cork & Seal Company Incorporated (Materials, Containers & Packaging)	7.38	12-15-2026	150,000	179,717
CSC Holdings LLC (Communication Services, Media) 144A	4.13	12-1-2030	50,000	50,839
CSC Holdings LLC (Communication Services, Media) 144A	4.63	12-1-2030	200,000	199,946
CSC Holdings LLC (Communication Services, Media) 144A	7.50	4-1-2028	200,000	218,973
Darling Ingredients Incorporated (Consumer Staples, Food Products) 144A	5.25	4-15-2027	150,000	159,000
Davita Incorporated (Health Care, Health Care Providers & Services) 144A	3.75	2-15-2031	75,000	72,094
Davita Incorporated (Health Care, Health Care Providers & Services) 144A	4.63	6-1-2030	125,000	127,143

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

United States (continued)
Dell International LLC (Information Technology, Technology Hardware, Storage & Peripherals) 144A	5.88%	6-15-2021	$877,000	$879,114
Delta Air Lines Incorporated (Industrials, Airlines) 144A	4.75	10-20-2028	775,000	791,536
Diamond Sports Group LLC (Communication Services, Media) 144A	5.38	8-15-2026	100,000	58,250
Diamond Sports Group LLC (Communication Services, Media) 144A	6.63	8-15-2027	275,000	114,125
DISH Network Corporation (Communication Services, Media)	3.38	8-15-2026	175,000	154,684
Encompass Health Corporation (Health Care, Health Care Providers & Services)	4.50	2-1-2028	75,000	76,809
Encompass Health Corporation (Health Care, Health Care Providers & Services)	4.63	4-1-2031	40,000	41,200
Encompass Health Corporation (Health Care, Health Care Providers & Services)	4.75	2-1-2030	100,000	104,162
EnLink Midstream LLC (Energy, Oil, Gas & Consumable Fuels)	5.38	6-1-2029	25,000	21,403
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.15	6-1-2025	50,000	43,011
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	4.40	4-1-2024	75,000	67,981
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.05	4-1-2045	275,000	173,250
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.45	6-1-2047	475,000	305,088
EnLink Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	5.60	4-1-2044	400,000	247,000
Enviva Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.50	1-15-2026	500,000	527,500
EQM Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.00	7-1-2025	25,000	25,625
EQM Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	6.50	7-1-2027	25,000	26,220
EQM Midstream Partners LP (Energy, Oil, Gas & Consumable Fuels)	6.50	7-15-2048	75,000	70,960
Fair Isaac Corporation (Information Technology, Software) 144A	5.25	5-15-2026	250,000	277,500
FirstCash Incorporated (Financials, Consumer Finance) 144A	4.63	9-1-2028	95,000	96,425
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	6.88	1-15-2025	125,000	122,969
Flex Acquisition Company Incorporated (Materials, Containers & Packaging) 144A	7.88	7-15-2026	125,000	126,300
Ford Motor Company (Consumer Discretionary, Automobiles)	4.75	1-15-2043	325,000	301,031
Ford Motor Company (Consumer Discretionary, Automobiles)	9.00	4-22-2025	25,000	29,406
Ford Motor Company (Consumer Discretionary, Automobiles)	9.63	4-22-2030	25,000	33,563
Ford Motor Credit Company LLC (Financials, Consumer Finance)	4.39	1-8-2026	325,000	327,438
Ford Motor Credit Company LLC (Financials, Consumer Finance)	5.11	5-3-2029	475,000	493,406
Ford Motor Credit Company LLC (Financials, Consumer Finance)	5.13	6-16-2025	75,000	78,172
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading Companies & Distributors) 144A	6.50	10-1-2025	400,000	394,084
Fortress Transportation & Infrastructure Investors LLC (Industrials, Trading Companies & Distributors) 144A	9.75	8-1-2027	30,000	31,913
Frontier Communications Corporation (Communication Services, Diversified Telecommunication Services) 144A	5.88	10-15-2027	40,000	40,750
Gray Television Incorporated (Communication Services, Media) 144A	4.75	10-15-2030	125,000	123,125
Gray Television Incorporated (Communication Services, Media) 144A	7.00	5-15-2027	50,000	53,938
Group 1 Automotive Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.00	8-15-2028	100,000	100,125
Harvest Midstream LP (Energy, Oil, Gas & Consumable Fuels) 144A	7.50	9-1-2028	80,000	79,400
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.00	12-1-2024	125,000	115,625
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	5.75	10-1-2025	475,000	439,081
Hilcorp Energy Company (Energy, Energy Equipment & Services) 144A	6.25	11-1-2028	50,000	45,803
Hill-Rom Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	4.38	9-15-2027	150,000	155,063
Hilton Domestic Operating Company (Consumer Discretionary, Hotels, Restaurants & Leisure)	4.88	1-15-2030	25,000	25,719
Hologic Incorporated (Health Care, Health Care Equipment & Supplies) 144A	3.25	2-15-2029	175,000	175,875
HUB International Limited (Financials, Insurance) 144A	7.00	5-1-2026	125,000	128,125
IAA Spinco Incorporated (Industrials, Commercial Services & Supplies) 144A	5.50	6-15-2027	500,000	525,625
Indigo Natural Resources LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	2-15-2026	125,000	122,813
IQVIA Incorporated (Health Care, Health Care Technology) 144A	5.00	5-15-2027	125,000	130,938
Kaiser Aluminum Corporation (Materials, Metals & Mining) 144A	4.63	3-1-2028	75,000	73,875
Kaiser Aluminum Corporation (Materials, Metals & Mining) 144A	6.50	5-1-2025	25,000	26,500

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  25

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

United States (continued)
KAR Auction Services Incorporated (Industrials, Commercial Services & Supplies) 144A	5.13%	6-1-2025	$850,000	$856,375
Ladder Capital Finance Holdings LP (Financials, Thrifts & Mortgage Finance) 144A	5.25	3-15-2022	50,000	48,500
Ladder Capital Finance Holdings LP (Financials, Thrifts & Mortgage Finance) 144A	5.25	10-1-2025	325,000	296,969
Lamar Media Corporation (Communication Services, Media)	4.00	2-15-2030	100,000	100,875
Lamar Media Corporation (Communication Services, Media)	5.75	2-1-2026	25,000	25,868
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services) 144A	3.63	1-15-2029	75,000	72,563
Level 3 Financing Incorporated (Communication Services, Diversified Telecommunication Services) 144A	4.25	7-1-2028	100,000	100,500
Levi Strauss & Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5.00	5-1-2025	125,000	128,125
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	5.25	8-1-2025	325,000	336,375
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.38	1-15-2031	40,000	41,300
Lithia Motors Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.63	12-15-2027	50,000	52,630
Live Nation Entertainment Incorporated (Communication Services, Entertainment) 144A	6.50	5-15-2027	125,000	133,750
Logan Merger Sub Incorporated (Financials, Diversified Financial Services) 144A	5.50	9-1-2027	125,000	126,719
LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	4.63	11-15-2027	50,000	51,250
LPL Holdings Incorporated (Financials, Diversified Financial Services) 144A	5.75	9-15-2025	600,000	619,500
MEDNAX Incorporated (Health Care, Health Care Providers & Services) 144A	5.25	12-1-2023	125,000	125,938
Michaels Stores Incorporated (Consumer Discretionary, Specialty Retail) 144A	4.75	10-1-2027	40,000	39,100
Mileage Plus Holdings LLC (Industrials, Airlines) 144A	6.50	6-20-2027	500,000	520,625
MPH Acquisition Holdings LLC (Technology, Software) 144A	5.75	11-1-2028	240,000	235,200
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	4.63	8-1-2029	75,000	78,525
MPT Operating Partnership LP (Health Care, Health Care Providers & Services)	6.38	3-1-2024	575,000	588,628
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.75	8-15-2025	30,000	24,642
Murphy Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	5.88	12-1-2027	50,000	39,454
Murphy Oil USA incorporated (Energy, Oil, Gas & Consumable Fuels)	4.75	9-15-2029	25,000	26,188
NCL Corporation Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	12.25	5-15-2024	175,000	194,250
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals) 144A	6.13	9-1-2029	175,000	183,313
NCR Corporation (Information Technology, Technology Hardware, Storage & Peripherals) 144A	8.13	4-15-2025	25,000	27,500
New Fortress Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) 144A	6.75	9-15-2025	65,000	67,026
Nexstar Broadcasting Incorporated (Communication Services, Media) 144A	5.63	7-15-2027	425,000	443,063
Nexstar Broadcasting Incorporated (Communication Services, Media) 144A	4.75	11-1-2028	105,000	105,788
NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.25	9-15-2024	25,000	26,188
NextEra Energy Operating Partners LP (Utilities, Electric Utilities) 144A	4.50	9-15-2027	250,000	273,125
Nielsen Finance LLC (Technology, Software) 144A	5.63	10-1-2028	105,000	108,675
Nielsen Finance LLC (Communication Services, Media) 144A	5.88	10-1-2030	775,000	814,719
NortonLifeLock Incorporated (Information Technology, Software) 144A	5.00	4-15-2025	75,000	76,385
Novelis Corporation (Materials, Metals & Mining) 144A	5.88	9-30-2026	100,000	103,188
NSG Holdings LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	7.75	12-15-2025	485,066	514,170
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	4.63	6-15-2045	375,000	253,125
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.20	3-15-2040	125,000	101,475
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.45	9-15-2036	900,000	729,000
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)	6.60	3-15-2046	75,000	62,094
Oceaneering International Incorporated (Energy, Energy Equipment & Services)	6.00	2-1-2028	300,000	222,000
OneMain Finance Corporation (Financials, Consumer Finance)	5.38	11-15-2029	150,000	154,125
OneMain Finance Corporation (Financials, Consumer Finance)	6.63	1-15-2028	25,000	27,340
OneMain Finance Corporation (Financials, Consumer Finance)	7.13	3-15-2026	175,000	194,051
OneMain Finance Corporation (Financials, Consumer Finance)	8.25	10-1-2023	100,000	110,250
Oppenheimer Holdings Incorporated (Financials, Capital Markets) 144A	5.50	10-1-2025	265,000	265,000

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

United States (continued)
Ortho-Clinical Diagnostics Incorporated (Health Care, Life Sciences Tools & Services) 144A	7.25%	2-1-2028	$50,000	$52,250
Outfront Media Capital Corporation (Communication Services, Media) 144A	4.63	3-15-2030	200,000	183,750
Owens-Brockway Packaging Incorporated (Materials, Containers & Packaging) 144A	5.88	8-15-2023	100,000	105,213
Pattern Energy Operations LP (Energy, Energy Equipment & Services) 144A	4.50	8-15-2028	525,000	547,381
PG&E Corporation (Utilities, Electric Utilities)	5.00	7-1-2028	25,000	25,063
PG&E Corporation (Utilities, Electric Utilities)	5.25	7-1-2030	25,000	25,000
Pike Corporation (Industrials, Construction & Engineering) 144A	5.50	9-1-2028	35,000	35,795
Pilgrim’s Pride Corporation (Consumer Staples, Food Products) 144A	5.75	3-15-2025	75,000	76,781
Plastipak Holdings Incorporated (Industrials, Commercial Services & Supplies) 144A	6.25	10-15-2025	225,000	225,281
Prestige Brands Incorporated (Consumer Staples, Food Products) 144A	6.38	3-1-2024	25,000	25,563
Prime Security Service Borrower LLC (Consumer Discretionary, Diversified Consumer Services) 144A	3.38	8-31-2027	270,000	260,550
Qorvo Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4.38	10-15-2029	50,000	53,606
QVC Incorporated (Communication Services, Media)	4.75	2-15-2027	25,000	25,508
RBS Global & Rexnord LLC (Industrials, Aerospace & Defense) 144A	4.88	12-15-2025	450,000	457,875
Rockies Express Pipeline LLC (Energy, Oil, Gas & Consumable Fuels) 144A	6.88	4-15-2040	400,000	410,000
Royal Caribbean Cruises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	9.13	6-15-2023	275,000	286,344
Salem Media Group Incorporated (Communication Services, Media) 144A	6.75	6-1-2024	500,000	435,000
SBA Communications Corporation (Real Estate, Equity REITs) 144A	3.88	2-15-2027	75,000	76,219
Scripps Escrow Incorporated (Communication Services, Media) 144A	5.88	7-15-2027	25,000	24,313
Select Medical Corporation (Health Care, Health Care Providers & Services) 144A	6.25	8-15-2026	200,000	211,000
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	7.50	4-1-2027	25,000	30,250
Service Corporation International (Consumer Discretionary, Diversified Consumer Services)	8.00	11-15-2021	850,000	901,000
Service Properties Trust Company (Real Estate, Equity REITs)	3.95	1-15-2028	105,000	82,425
Service Properties Trust Company (Real Estate, Equity REITs)	4.38	2-15-2030	125,000	101,953
Service Properties Trust Company (Real Estate, Equity REITs)	4.75	10-1-2026	50,000	42,750
Service Properties Trust Company (Real Estate, Equity REITs)	4.95	2-15-2027	150,000	126,000
Service Properties Trust Company (Real Estate, Equity REITs)	5.25	2-15-2026	83,000	72,210
Service Properties Trust Company (Real Estate, Equity REITs)	7.50	9-15-2025	70,000	73,365
Signature Aviation US Holdings Incorporated (Industrials, Aerospace & Defense) 144A	4.00	3-1-2028	125,000	120,883
Signature Aviation US Holdings Incorporated (Industrials, Aerospace & Defense) 144A	5.38	5-1-2026	425,000	429,250
Silgan Holdings Incorporated (Materials, Containers & Packaging)	4.13	2-1-2028	150,000	155,805
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.50	4-1-2026	50,000	50,890
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	7.75	10-1-2027	200,000	206,500
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)	8.38	9-15-2028	125,000	130,625
Sprint Capital Corporation (Communication Services, Wireless Telecommunication Services)	8.75	3-15-2032	175,000	261,881
SS&C Technologies Incorporated (Information Technology, Software) 144A	5.50	9-30-2027	175,000	185,995
Starwood Property Trust Incorporated (Financials, Mortgage REITs)	5.00	12-15-2021	250,000	248,750
Starwood Property Trust Incorporated (Financials, Mortgage REITs) 144A%%	5.50	11-1-2023	145,000	143,701
Stevens Holding Company Incorporated (Industrials, Machinery) 144A	6.13	10-1-2026	375,000	400,781
Surgery Center Holdings Incorporated (Health Care, Health Care Equipment & Supplies) 144A	6.75	7-1-2025	100,000	98,500
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.50	2-1-2026	25,000	25,625
T-Mobile USA Incorporated (Communication Services, Wireless Telecommunication Services)	4.75	2-1-2028	75,000	80,355

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  27

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

United States (continued)
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	5.50%	9-15-2024	$650,000	$624,637
Tallgrass Energy Partners LP (Energy, Oil, Gas & Consumable Fuels) 144A	7.50	10-1-2025	185,000	186,850
Tempo Acquisition LLC (Information Technology, IT Services) 144A	5.75	6-1-2025	25,000	26,188
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	4.63	6-15-2028	25,000	25,359
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	4.88	1-1-2026	150,000	152,165
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	5.13	11-1-2027	25,000	25,743
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	6.25	2-1-2027	125,000	129,788
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services)	7.00	8-1-2025	175,000	178,938
Tenet Healthcare Corporation (Health Care, Health Care Providers & Services) 144A	7.50	4-1-2025	25,000	26,930
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.25	1-31-2023	100,000	101,750
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	4.75	1-15-2030	75,000	80,474
TerraForm Power Operating LLC (Utilities, Independent Power & Renewable Electricity Producers) 144A	5.00	1-31-2028	550,000	603,804
The E.W. Scripps Company (Communication Services, Media) 144A	5.13	5-15-2025	517,000	493,089
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	1-15-2022	24,000	22,200
The Geo Group Incorporated (Real Estate, Equity REITs)	5.88	10-15-2024	375,000	259,721
The Geo Group Incorporated (Real Estate, Equity REITs)	6.00	4-15-2026	125,000	81,213
The William Carter Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.50	5-15-2025	25,000	26,250
The William Carter Company (Consumer Discretionary, Textiles, Apparel & Luxury Goods) 144A	5.63	3-15-2027	100,000	104,938
Trimas Corporation (Industrials, Machinery) 144A	4.88	10-15-2025	325,000	329,875
United Airlines Pass-Through Trust Certificates Series 2020-1 Class A (Industrials, Airlines)	5.88	4-15-2029	345,000	345,736
United Shore Financial Services LLC (Financials, Diversified Financial Services) 144A%%	5.50	11-15-2025	220,000	222,684
USA Compression Partners LP (Energy, Energy Equipment & Services)	6.88	4-1-2026	175,000	173,532
USA Compression Partners LP (Energy, Energy Equipment & Services)	6.88	9-1-2027	55,000	55,287
USI Incorporated (Financials, Insurance) 144A	6.88	5-1-2025	125,000	127,188
Valvoline Incorporated (Materials, Chemicals) 144A	4.25	2-15-2030	125,000	127,500
Vertical US Newco Incorporated (Materials, Paper & Forest Products) 144A	5.25	7-15-2027	300,000	308,760
Vizient Incorporated (Health Care, Health Care Providers & Services) 144A	6.25	5-15-2027	275,000	290,813
Western Midstream Operating LP (Energy, Oil, Gas & Consumable Fuels)	5.05	2-1-2030	150,000	142,300
Western Midstream Operating LP (Energy, Oil, Gas & Consumable Fuels)	5.30	3-1-2048	275,000	221,375
Western Midstream Operating LP (Energy, Oil, Gas & Consumable Fuels)	6.25	2-1-2050	25,000	22,964
Whiting Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels) (a)	1.25	4-1-2021	339,000	0
Windstream Corporation (Communication Services, Diversified Telecommunication Services) 144A	7.75	8-15-2028	125,000	120,781
Wyndham Hotels & Resorts Company (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	5.38	4-15-2026	400,000	405,000
Yum! Brands Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	7.75	4-1-2025	25,000	27,461

Total Corporate Bonds and Notes (Cost $42,970,726)				43,907,315

Loans: 1.29%
Ancestry.com Incorporated (1 Month LIBOR +4.25%) (Communication Services, Media) ±	4.40	8-27-2026	381,743	380,380
Astro AB Borrower Incorporated (3 Month LIBOR +7.50%) (Financials, Diversified Financial Services) ±‡	8.50	4-30-2023	175,000	167,125
Carnival Corporation (1 Month LIBOR +7.50%) (Consumer Discretionary, Hotels, Restaurants & Leisure) ±	8.50	6-30-2025	39,900	40,139
Clearwater Paper Corporation (1 Month LIBOR +3.00%) (Materials, Paper & Forest Products) ±‡	3.24	7-26-2026	29,875	29,651

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Loans (continued)
Crestwood Holdings LLC (1 Month LIBOR +7.50%) (Energy, Oil, Gas & Consumable Fuels) ±	7.66%	3-6-2023	$198,273	$122,723
Emerald Topco Incorporated (3 Month LIBOR +3.50%) (Information Technology, Software) ±	3.71	7-24-2026	173,250	166,753
Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) (Energy, Oil, Gas & Consumable Fuels) ±	7.75	10-29-2025	100,000	82,375
EPIC Crude Services LP (3 Month LIBOR +5.00%) (Energy, Oil, Gas & Consumable Fuels) ±	5.26	3-2-2026	325,000	225,225
Fiserv Investment Solutions Incorporated (3 Month LIBOR +4.75%) (Information Technology, IT Services) ±%%<	5.02	2-18-2027	59,875	59,301
Flexential Intermediate Corporation (3 Month LIBOR +3.50%) (Information Technology, IT Services) ±	3.72	8-1-2024	39,795	34,423
Flexential Intermediate Corporation (3 Month LIBOR +7.25%) (Information Technology, IT Services) ±	7.50	8-1-2025	250,000	150,178
HUB International Limited (3 Month LIBOR +4.00%) (Financials, Insurance) ±	5.00	4-25-2025	99,250	98,618
Hubbard Radio LLC (6 Month LIBOR +4.25%) (Communication Services, Media) ±	5.25	3-28-2025	112,288	106,767
Montreign Operating Company LLC (1 Month LIBOR +2.75%) (Communication Services, Media) ±	2.90	3-22-2021	225,141	213,508
Nexus Buyer LLC (1 Month LIBOR +3.75%) (Financials, Capital Markets) ±	3.90	11-9-2026	99,250	97,215
Resolute Investment Managers Incorporated (1 Month LIBOR +8.00%) (Financial, Diversified Financial Services) ±%%<	8.50	4-30-2025	175,000	174,125
Reynolds Group Holdings Incorporated (1 Month LIBOR +2.75%) (Materials, Containers & Packaging) ±	2.90	2-5-2023	37,188	36,450
Stonepeak Lonestar Holdings LLC (3 Month LIBOR +4.50%) (Financials, Diversified Financial Services) ±	4.72	10-19-2026	184,495	182,420
USI Incorporated (3 Month LIBOR +4.00%) (Financials, Insurance) ±	4.22	12-2-2026	49,625	48,788
VFH Parent LLC (1 Month LIBOR +3.00%) (Financials, Capital Markets) ±	3.15	3-1-2026	105,540	104,288
Victory Capital Management Incorporated (3 Month LIBOR +2.50%) (Financials, Capital Markets) ±	2.73	7-1-2026	209,726	205,182

Total Loans (Cost $2,744,249)				2,725,634

	Dividend yield		Shares
Preferred Stocks: 0.22%

United States: 0.22%
CoBank ACB (3 Month LIBOR +1.18%) (Financials, Banks) 144A†±	3.56		750	465,000

Total Preferred Stocks (Cost $495,000)				465,000

		Expiration date
Warrants: 0.00%

United States: 0.00%
Denbury Incorporated (Energy, Oil, Gas & Consumable Fuels) †		9-18-2025	2,542	2,542

Total Warrants (Cost $41,029)				2,542

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 1.97%

Canada: 1.19%
Air Canada Company (Industrials, Airlines) 144A	7.75%	4-15-2021	$250,000	251,875
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.25	1-30-2030	150,000	147,375

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  29

Portfolio of investments—October 31, 2020

	Interest rate	Maturity date	Principal	Value

Canada (continued)
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50%	3-1-2023	$39,000	$38,903
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.50	11-1-2025	75,000	77,048
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	5.88	5-15-2023	40,000	39,900
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	6.13	4-15-2025	250,000	257,000
Bausch Health Companies Incorporated (Health Care, Pharmaceuticals) 144A	7.00	1-15-2028	25,000	26,500
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	5.63	6-1-2024	675,000	372,938
Baytex Energy Corporation (Energy, Oil, Gas & Consumable Fuels) 144A	8.75	4-1-2027	500,000	220,000
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	5.38	7-15-2025	20,000	21,075
Clarios Global LP (Consumer Discretionary, Automobiles) 144A	6.75	5-15-2025	25,000	26,440
NorthRiver Midstream Finance LP (Industrials, Commercial Services & Supplies) 144A	5.63	2-15-2026	275,000	272,388
Ritchie Brothers Auctioneers Incorporated (Industrials, Commercial Services & Supplies) 144A	5.38	1-15-2025	675,000	694,406
Telesat Canada Incorporated (Communication Services, Diversified Telecommunication Services) 144A	6.50	10-15-2027	75,000	74,625

				2,520,473

Luxembourg: 0.31%
Ardagh Packaging Finance plc (Materials, Containers & Packaging) 144A	5.25	4-30-2025	25,000	26,158
Intelsat Connect Finance Company (Communication Services, Diversified Telecommunication Services) 144A†	9.50	2-15-2023	75,000	20,250
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services) †	5.50	8-1-2023	725,000	425,031
Intelsat Jackson Holdings SA (Financials, Diversified Financial Services) 144A†	8.50	10-15-2024	275,000	169,840
Intelsat Luxembourg SA (Communication Services, Diversified Telecommunication Services) †	8.13	6-1-2023	175,000	5,688

				646,967

Monaco: 0.03%
Navios Maritime Holdings Incorporated (Industrials, Transportation Infrastructure) (a)‡	9.75	4-15-2024	244,225	67,010

Netherlands: 0.39%
OI European Group BV (Materials, Containers & Packaging) 144A	4.00	3-15-2023	75,000	75,339
Sensata Technologies BV (Industrials, Electrical Equipment) 144A	5.00	10-1-2025	97,000	105,890
Sensata Technologies BV (Industrials, Electrical Equipment) 144A	5.63	11-1-2024	100,000	109,720
Teva Pharmaceutical Finance Netherlands III BV (Health Care, Pharmaceuticals)	4.10	10-1-2046	125,000	103,903
Teva Pharmaceutical Finance Netherlands III BV (Health Care, Pharmaceuticals)	6.75	3-1-2028	400,000	420,150

				815,002

United Kingdom: 0.05%
Sensata Technologies UK Financing Company plc (Financials, Diversified Financial Services) 144A	6.25	2-15-2026	100,000	103,500

Total Yankee Corporate Bonds and Notes (Cost $5,166,977)				4,152,952

	Yield		Shares
Short-Term Investments: 1.87%

Investment Companies: 1.87%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.03		3,940,442	3,940,442

Total Short-Term Investments (Cost $3,940,442)				3,940,442

Total investments in securities (Cost $247,105,708)	122.47%	258,616,695

Other assets and liabilities, net	(22.47)	(47,451,118)

Total net assets	100.00%	$211,165,577

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Global Dividend Opportunity Fund

Portfolio of investments—October 31, 2020

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued and unfunded loans.

Abbreviations:

ADR	American depositary receipt
GDR	Global depositary receipt
LIBOR	London Interbank Offered Rate
REIT	Real estate investment trust

Written Options

Description	Number of contracts	Notional amount	Exercise price	Expiration date	Value

Call

Dow Jones Industrial Average	(6)	$(192,000)	$320.00	11-20-2020	$0

Dow Jones Industrial Average	(42)	(1,197,000)	285.00	11-20-2020	(4,179)

Dow Jones Industrial Average	(562)	(17,984,000)	320.00	12-18-2020	(663)

iShares MSCI EAFE ETF	(54)	(340,200)	63.00	11-6-2020	(2,403)

iShares MSCI EAFE ETF	(168)	(1,092,000)	65.00	11-20-2020	(4,368)

iShares MSCI EAFE ETF	(390)	(2,671,500)	68.50	11-20-2020	(133)

iShares MSCI EAFE ETF	(67)	(398,650)	59.50	11-27-2020	(22,345)

iShares MSCI EAFE ETF	(109)	(719,400)	66.00	11-27-2020	(2,071)

iShares MSCI EAFE ETF	(418)	(2,466,200)	59.00	12-18-2020	(160,929)

iShares MSCI EAFE ETF	(280)	(1,680,000)	60.00	12-18-2020	(85,960)

iShares MSCI Emerging Markets ETF	(1,478)	(7,242,200)	49.00	11-6-2020	0

iShares MSCI Emerging Markets ETF	(1,896)	(9,195,600)	48.50	11-13-2020	(11,376)

iShares MSCI Emerging Markets ETF	(334)	(1,603,200)	48.00	11-20-2020	(6,346)

iShares MSCI Emerging Markets ETF	(987)	(4,935,000)	50.00	11-20-2020	(3,455)

iShares MSCI Emerging Markets ETF	(909)	(4,317,750)	47.50	11-27-2020	(24,543)

iShares MSCI Emerging Markets ETF	(4,977)	(25,382,700)	51.00	12-18-2020	(47,282)

iShares MSCI Emerging Markets ETF	(1,471)	(7,355,000)	50.00	12-18-2020	(20,594)

NASDAQ 100 Stock Index	(6)	(7,920,000)	13,200.00	11-13-2020	(720)

NASDAQ 100 Stock Index	(1)	(1,272,500)	12,725.00	11-20-2020	(630)

NASDAQ 100 Stock Index	(2)	(2,460,000)	12,300.00	11-20-2020	(4,490)

S&P 500 Index	(6)	(1,950,000)	3,250.00	11-6-2020	(55,560)

S&P 500 Index	(5)	(1,570,000)	3,140.00	11-6-2020	(86,250)

S&P 500 Index	(1)	(309,000)	3,090.00	11-6-2020	(21,365)

S&P 500 Index	(9)	(3,028,500)	3,365.00	11-13-2020	(44,955)

S&P 500 Index	(3)	(918,000)	3,060.00	11-20-2020	(79,200)

S&P 500 Index	(2)	(676,000)	3,380.00	11-20-2020	(11,240)

S&P 500 Index	(10)	(3,290,000)	3,290.00	11-27-2020	(111,900)

SPDR Euro Stoxx 50 ETF	(26)	(97,500)	37.50	11-20-2020	(73)

					$(813,030)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  31

Portfolio of investments—October 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	% of net assets	Shares, end of period	Income from affiliated securities

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	$3,871,557	$116,475,915	$(116,407,030)	$0	$0	$3,940,442	1.87%	3,940,442	$32,090

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Global Dividend Opportunity Fund

Statement of assets and liabilities—October 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $243,165,266)	$254,676,253
Investments in affiliated securities, at value (cost $3,940,442)	3,940,442
Cash	736
Foreign currency, at value (cost $190,208)	188,846
Receivable for investments sold	257,090
Receivable for dividends and interest	1,490,408
Prepaid expenses and other assets	10,487

Total assets	260,564,262

Liabilities
Secured borrowing payable	47,500,000
Payable for investments purchased	808,531
Written options, at value (premiums received $1,537,694)	813,030
Advisory fee payable	198,261
Administration fees payable	11,662
Trustees’ fees and expenses payable	3,216
Accrued expenses and other liabilities	63,985

Total liabilities	49,398,685

Total net assets	$211,165,577

Net assets consist of
Paid-in capital	$378,346,809
Total distributable loss	(167,181,232)

Total net assets	$211,165,577

Net asset value per share
Based on $211,165,577 divided by 43,650,780 shares issued and outstanding (unlimited number of shares authorized)	$ 4.84

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  33

Statement of operations—year ended October 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $259,510)	$7,817,847
Interest (net of foreign withholding taxes of $215)	3,070,120
Income from affiliated securities	32,090

Total investment income	10,920,057

Expenses
Advisory fee	2,350,737
Administration fee	138,279
Custody and accounting fees	56,533
Professional fees	62,808
Shareholder report expenses	77,714
Trustees’ fees and expenses	21,096
Transfer agent fees	39,658
Interest expense	858,919
Other fees and expenses	68,244

Total expenses	3,673,988

Net investment income	7,246,069

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(27,725,616)
Foreign currency transactions	(80,135)
Forward foreign currency contracts	61,367
Written options	(8,046,847)

Net realized losses on investments	(35,791,231)

Net change in unrealized gains (losses) on
Unaffiliated securities	7,133,264
Foreign currency transactions	(1,362)
Written options	724,664

Net change in unrealized gains (losses) on investments	7,856,566

Net realized and unrealized gains (losses) on investments	(27,934,665)

Net decrease in net assets resulting from operations	$(20,688,596)

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Global Dividend Opportunity Fund

Statement of changes in net assets

	Year ended October 31, 2020	Year ended October 31, 2019

Operations
Net investment income	$7,246,069	$7,616,074
Net realized gains (losses) on investments	(35,791,231)	29,022,702
Net change in unrealized gains (losses) on investments	7,856,566	628,718

Net increase (decrease) in net assets resulting from operations	(20,688,596)	37,267,494

Distributions to shareholders from
Net investment income and net realized gains	(7,799,656)	(8,653,070)
Tax basis return of capital	(17,127,977)	(17,754,857)

Total distributions to shareholders	(24,927,633)	(26,407,927)

Capital share transactions
Cost of shares repurchased	(1,208,232)	(6,258,473)

Total increase (decrease) in net assets	(46,824,461)	4,601,094

Net assets
Beginning of period	257,990,038	253,388,944

End of period	$211,165,577	$257,990,038

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  35

Statement of cash flows—year ended October 31, 2020

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(20,688,596)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(288,939,948)
Proceeds from the sales of long-term securities	313,814,462
Amortization	113,067
Purchases and sales of short-term securities, net	(68,885)
Proceeds from premiums received from written options	10,097,942
Payment to close written options	(16,200,767)
Decrease in receivable for investments sold	2,970,125
Increase in receivable for dividends and interest	(287,894)
Decrease in prepaid expenses and other assets	9,833
Decrease in payable for investments purchased	(2,084,444)
Decrease in advisory fee payable	(31,016)
Decrease in administration fee payable	(1,149)
Decrease in trustee’s fee and expenses payable	(603)
Decrease in accrued expenses and other liabilities	(292,885)
Litigation payments received	308
Net realized losses on investments	27,725,616
Net realized losses from written options	8,046,847
Net change in unrealized gains (losses) on investments	(7,856,566)

Net cash provided by operating activities	26,325,447

Cash flows from financing activities:
Cost of shares repurchased	(1,208,232)
Cash distributions paid	(24,927,633)

Net cash used in financing activities	(26,135,865)

Net increase in cash	189,582

Cash (including foreign currency):
Beginning of period	0

End of period	$189,582

Supplemental cash disclosure
Cash paid for interest	$1,098,518

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Global Dividend Opportunity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.87	$5.61	$6.68	$6.51	$7.47
Net investment income	0.16	0.17	0.23	0.30	0.62
Net realized and unrealized gains (losses) on investments	(0.63)	0.68	(0.66)	0.46	(1.09)

Total from investment operations	(0.47)	0.85	(0.43)	0.76	(0.47)
Distributions to shareholders from
Net investment income	(0.18)	(0.20)	(0.22)	(0.32)	(0.59)
Tax basis return of capital	(0.39)	(0.40)	(0.43)	(0.28)	0.00

Total distributions to shareholders	(0.57)	(0.60)	(0.65)	(0.60)	(0.59)
Anti-dilutive effect of shares repurchased	0.01	0.01	0.01	0.01	0.10
Net asset value, end of period	$4.84	$5.87	$5.61	$6.68	$6.51
Market value, end of period	$4.09	$5.55	$4.94	$6.26	$5.54
Total return based on market value[1]	(16.35)%	25.71%	(11.55)%	24.77%	(3.40)%
Ratios to average net assets (annualized)
Net expenses	1.60%[2]	1.89%[2]	1.84%[2]	1.34%[2]	1.09%
Net investment income	3.17%[2]	2.96%[2]	3.70%[2]	4.64%[2]	9.00%
Supplemental data
Portfolio turnover rate	108%	109%	45%	79%	134%
Net assets, end of period (000s omitted)	$211,166	$257,990	$253,389	$303,664	$298,914
Borrowings outstanding, end of period (000s omitted)	$47,500	$47,500	$47,500	$47,500	N/A
Asset coverage per $1,000 of borrowing, end of period	$5,446	$6,431	$6,335	$7,393	N/A

[1]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and the sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended October 31, 2020	0.38%
Year ended October 31, 2019	0.57%
Year ended October 31, 2018	0.45%
Year ended October 31, 2017	0.15%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Global Dividend Opportunity Fund  |  37

Notes to financial statements

1. ORGANIZATION

Wells Fargo Global Dividend Opportunity Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on December 21, 2006 and is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Options that are listed on a foreign or domestic exchange or market are valued at the closing mid-price. Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Forward foreign currency contracts are recorded at the forward rate provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On October 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time

38  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements

each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund is subject to foreign currency risk and may be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Wells Fargo Global Dividend Opportunity Fund  |  39

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Under a managed distribution plan, the Fund pays quarterly distributions to shareholders at an annual minimum fixed rate of 10% based on the Fund’s average monthly net asset value per share over the prior 12 months. The quarterly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a quarterly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of October 31, 2020, the aggregate cost of all investments for federal income tax purposes was $247,194,198 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,634,189

Gross unrealized losses	(13,024,722)

Net unrealized gains	$10,609,467

As of October 31, 2020, the Fund had capital loss carryforwards which consist of $146,851,964 in short-term capital losses and $30,942,628 in long-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

40  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of October 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$2,970,169	$0	$2,970,169

Belgium	0	1,829,858	0	1,829,858

Canada	6,200,777	0	0	6,200,777

China	0	13,808,205	0	13,808,205

France	0	7,146,104	0	7,146,104

Germany	0	4,445,310	0	4,445,310

Israel	0	2,345,376	0	2,345,376

Japan	0	9,904,455	0	9,904,455

Netherlands	1,726,857	10,295,199	0	12,022,056

South Korea	0	3,080,755	0	3,080,755

Spain	0	1,939,549	0	1,939,549

Sweden	0	2,054,961	0	2,054,961

Switzerland	0	4,566,768	0	4,566,768

Taiwan	3,889,387	0	0	3,889,387

United Kingdom	2,172,974	8,575,029	0	10,748,003

United States	116,471,077	0	0	116,471,077

Corporate bonds and notes	0	43,907,315	0	43,907,315

Loans	0	2,528,858	196,776	2,725,634

Preferred stocks

United States	0	465,000	0	465,000

Warrants

United States	0	2,542	0	2,542

Yankee corporate bonds and notes	0	4,085,942	67,010	4,152,952

Short-term investments

Investment companies	3,940,442	0	0	3,940,442

Total assets	$134,401,514	$123,951,395	$263,786	$258,616,695

Liabilities

Written options	$0	$813,030	$0	$813,030

Total liabilities	$0	$813,030	$0	$813,030

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended October 31, 2020, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.85% of the Fund’s average daily total assets. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds

Wells Fargo Global Dividend Opportunity Fund  |  41

Notes to financial statements

Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate of 0.40% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the year ended October 31, 2020 and year ended October 31, 2019, the Fund did not issue any shares.

On November 22, 2019, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the Buyback Program, the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2020 and ending on December 31, 2020. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended October 31, 2020, the Fund purchased 313,229 of its shares on the open market at a total cost of $1,208,232 (weighted average price per share of $3.84). The weighted average discount of these repurchased shares was 14.19%.

6. BORROWINGS

The Fund has borrowed $47,500,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility, which was effective October 27, 2020, has a commitment amount of up to $47,500,000. The Fund is charged interest at the 30 day London Interbank Offered Rate (LIBOR) plus 0.70% or the 1 Month LIBOR plus 0.70% and a commitment fee of 0.15% per annum of the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at October 31, 2020 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy. Prior to October 27, 2020, the Fund had a commitment amount of $47,500,000 with interest charged at the London Interbank Offered Rate (LIBOR) plus 0.65% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which was waived if the amount drawn on the Facility was over 75% of the committed amount.

During the year ended October 31, 2020, the Fund had average borrowings outstanding of $47,500,000 at an average interest rate of 1.80% and paid interest in the amount of $858,919, which represents 0.38% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2020 were $294,885,958 and $318,874,002, respectively.

As of October 31, 2020, the Fund had unfunded term loan commitments of $184,113.

8. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2020, the Fund entered into forward foreign currency contracts for economic hedging purposes and entered into written options for income generation and hedging purposes.

The volume of the Fund’s forward foreign currency contracts and written options during the year ended October 31, 2020 was as follows:

Options

Average number of contracts written	6,371
Forward foreign currency contracts

Average contract amounts to buy	$55,470

Average contract amounts to sell	10,526

42  |  Wells Fargo Global Dividend Opportunity Fund

Notes to financial statements

A summary of the location of derivative instruments on the Statement of Operations by primary risk exposure is outlined following table.

	Realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(8,046,847)	$724,664

Foreign currency risk	61,367	0

The Fund’s written option contracts are subject to a master netting arrangement. As of October 31, 2020, the Fund had written options contracts with the following counterparty which are subject to offset:

Counterparty	Value of written options	Collateral received[1]	Net amount

Morgan Stanley	$813,030	$(813,030)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 were as follows:

	Year ended October 31

	2020	2019

Ordinary income	$7,799,656	$8,653,070

Tax basis return of capital	17,127,977	17,754,857

As of October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$10,613,553	$(177,794,592)

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.

Wells Fargo Global Dividend Opportunity Fund  |  43

Notes to financial statements

13. SUBSEQUENT DISTRIBUTION

Under the managed distribution plan, on November 20, 2020, the Fund declared a distribution of $0.13024 per share payable on January 4, 2021 to common shareholders of record on December 14, 2020. This distribution is not reflected in the accompanying financial statements.

14. SUBSEQUENT EVENT

On November 17, 2020, the Fund announced a renewal of its Buyback Program. Under the renewed Buyback Program, the Fund may repurchase up to 10% of its outstanding shares in open market transactions during the period beginning on January 1, 2021 and ending on December 31, 2021. Funds Management, as the Fund’s adviser, will continue to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

44  |  Wells Fargo Global Dividend Opportunity Fund

Report of independent registered public accounting firm

To the Shareholders and Board of Trustees

Wells Fargo Global Dividend Opportunity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Global Dividend Opportunity Fund (the Fund), including the portfolio of investments, as of October 31, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian, transfer agent, agent banks and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

December 22, 2020

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Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 36.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $6,019,697 of income dividends paid during the fiscal year ended October 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2020, $2,183,904 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

46  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2023 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2010; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2022 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 2010; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

48  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

[1]	Nancy Wiser acts as Treasurer of 67 funds in the Fund Complex.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Global Dividend Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Global Dividend Opportunity Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (collectively, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing.

The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

50  |  Wells Fargo Global Dividend Opportunity Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was lower than the average investment performance of the Custom Peer Group for one-, three-, five- and ten-year periods ended December 31, 2019 and for all periods ended March 31, 2020. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Global Dividend Opportunity Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for the three-, five- and ten-year periods ended December 31, 2019, and higher than its benchmark index for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Global Dividend Opportunity Blended Index, which is a custom index used by the Board to help it assess the Fund’s relative performance, for all periods ended March 31, 2020.

The Board noted that it had approved a change in the sub-advisory arrangements and principal investment strategy for the Fund, which was implemented on or about October 15, 2019, and that the investment performance of the Fund for most of the periods covered did not reflect the investment performance of the Fund’s revised sub-advisory arrangement or principal investment strategy. The Board noted that it would continue to review the Fund’s investment performance going forward to monitor implementation of the Fund’s revised sub-advisory arrangement and principal investment strategy.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for its Expense Groups. The Board noted that the Advisory Agreement Rate was reduced in 2019, leading to a reduction in the Management Rate for the Fund.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and the Sub-Advisory Agreement Rate were reasonable.

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Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate, which was reduced in 2019. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Adviser is reasonable.

52  |  Wells Fargo Global Dividend Opportunity Fund

Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant

to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170 or by calling 1-800-730-6001.

Wells Fargo Global Dividend Opportunity Fund  |  53

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Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-1120-00550 12-20

AGDO/AR142 10-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Global Dividend Opportunity Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Global Dividend Opportunity Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2020	Fiscal year ended October 31, 2019
Audit fees	$56,650	$49, 310
Audit-related fees	—	—
Tax fees (1)	5,800	5,725
All other fees	—	—

	$62,450	$55,035

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Global Dividend Opportunity Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Global Dividend Opportunity Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Global Dividend Opportunity Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Global Dividend Opportunity Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services. If the Chair approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

Pamela Wheelock

ITEM 6. INVESTMENTS

A Portfolio of Investments for Wells Fargo Global Dividend Opportunity Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

March 2020

The Wells Fargo Global Dividend Opportunity Fund has adopted policies and procedures (“Fund Proxy Voting Procedures”) that are used to determine how to vote proxies relating to portfolio securities held by the Fund. The Fund Proxy Voting Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of a Fund (or an affiliated person of such affiliated person) may have with the issuer of the security and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of the Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Fund supports sound corporate governance practices within companies in which it invests. The Board of the Fund has delegated the responsibility for voting proxies relating to the Fund’s portfolio securities to Funds Management. Funds Management utilizes the Wells Fargo Asset Management Proxy Voting Policies and Procedures, included below, to ensure that proxies relating to the Fund’s portfolio securities are voted in shareholders’ best interests.

Wells Fargo Asset Management (“WFAM”) Stewardship

As fiduciaries, we are committed to effective stewardship of the assets we manage on behalf of our clients. To us, good stewardship reflects responsible, active ownership and includes both engaging with investee companies and voting proxies in a manner that we believe will maximize the long-term value of our investments.

Scope of Policies and Procedures

In conjunction with the WFAM Engagement Policy, these Proxy Voting Policies and Procedures (“Policies and Procedures”) sets out how WFAM complies with applicable regulatory requirements in respect of how we exercise voting rights when we invest in shares traded on a regulated market on behalf of a client.

With respect to client accounts of Funds Management, this includes, among others, Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, Wells Fargo Utilities and High Income Fund (the “Trusts”). It also includes Wells Fargo (Lux) Worldwide Fund and Worldwide Alternative Fund SICAV-SIF, both domiciled in Luxembourg (the “Luxembourg Funds”). Aside from the investment funds managed by Funds Management, WFAM also offers medium term note programs, managed for issuers of such notes domiciled in Luxembourg. Hereafter, all series of the Trusts, and all such Trusts not having separate series, and all sub-funds of the Luxembourg Fund, as well as the MTN issuers, are referred to as the “Investment Products”. In addition, these Policies and Procedures are used to determine how to vote proxies for the assets managed on behalf of WFAM’s other clients. Not all clients delegate proxy-voting authority to WFAM. WFAM will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under applicable law (e.g., securities that are held in an investment advisory account for which WFAM exercises no investment discretion are not voted by WFAM).

Luxembourg Products

WFAML has delegated the portfolio management of the Luxembourg Funds it manages to WFAM and the responsibility for exercising voting rights in conjunction with such delegation; as such, these Policies and Procedures shall apply to the portfolio management of the Fund. The respective portfolio management may also delegate the responsibility for exercising voting rights to the Proxy Voting Vendor, with the prior consent of WFAML. Responsibility for exercising voting rights has also been delegated to WFAM with respect to the Worldwide Alternative Fund SICAV-SIF and to the MTN issuers.

Voting Philosophy

WFAM has adopted these Policies and Procedures to ensure that proxies are voted in the best interests of clients and Investment Product investors, without regard to any relationship that any affiliated person of WFAM or the Investment Product (or an affiliated person of such affiliated person) may have with the issuer. WFAM exercises its voting responsibility as a fiduciary with the goal of maximizing value to clients consistent with governing laws and the investment policies of each client. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, WFAM supports sound corporate governance practices at companies in which client assets are invested. WFAM has established an appropriate strategy determining when and how the voting rights related to the instruments held in portfolios managed are exercised, so that these rights are exclusively reserved to the relevant Investment Product and its investors.

Proxy Administrator

The proxy voting process is administered by WellsCap’s Operations Department (“Proxy Administrator”), who reports to WFAM’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Policies and Procedures, including regular operational reviews, typically conducted on a weekly basis. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner, including review of scheduled vendor reports. The Proxy Administrator in conjunction with the WFAM Proxy Governance Committee reviews the continuing appropriateness of the Policies and Procedures set forth herein, and recommends revisions as necessary.

Third Party Proxy Voting Vendor

WFAM has retained a third-party proxy voting service, Institutional Shareholder Services Inc. (“ISS”), to assist in the implementation of certain proxy voting-related functions including: 1.) Providing research on proxy matters 2.) Providing technology to facilitate the sharing of research and discussions related to proxy votes 3.) Vote proxies in accordance with WFAM’s guidelines 4.) Handle administrative and reporting items 5.) Maintain records of proxy statements received in connection with proxy votes and provide copies/analyses upon request. Except in instances where clients have retained voting authority, WFAM retains the responsibility for proxy voting decisions.

Proxy Committee and Sub-Committees

WFAM Proxy Governance Committee. The WFAM Proxy Governance Committee shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Policies and Procedures. The WFAM Proxy Governance Committee shall coordinate with WFAM Compliance to monitor ISS, the proxy voting agent currently retained by WFAM, to determine that ISS is accurately applying the Policies and Procedures as set forth herein and operates as an independent proxy voting agent. WFAM’s ISS Vendor Oversight process includes an assessment of ISS’ Policy and Procedures (“P&P”), including conflict controls and monitoring, receipt and review of routine performance-related reporting by ISS to WFAM and periodic onsite due diligence meetings. Due diligence meetings typically include: meetings with key staff, P&P related presentations and discussions, technology-related demonstrations and assessments, and some sample testing, if appropriate. The WFAM Proxy Governance Committee shall review the continuing appropriateness of the Policies and Procedures set forth herein. The WFAM Proxy Governance Committee may delegate certain powers and responsibilities to a proxy voting sub-committee. The WFAM Proxy Governance Committee reviews and, in accordance with these Policies and Procedures, votes on issues that have been escalated from the Proxy Voting Sub-Committee. Members of the WFAM Proxy Governance Committee also oversee the implementation of WFAM Proxy Governance Committee recommendations for the respective functional areas in WFAM that they represent.

Proxy Voting Sub-Committee

Among other delegated matters, the Proxy Voting Sub-Committee, in accordance with these Policies and Procedures, reviews and votes on routine proxy proposals that it considers under these Policies and Procedures in a timely manner. If necessary, the Proxy Voting Sub-Committee escalates issues to the WFAM Proxy Governance Committee that are determined to be material by the Proxy Voting Sub-Committee or otherwise in accordance with these Policies and Procedures. The Proxy Voting Sub-Committee coordinates with Wells Fargo Asset Management Investment Analytics and Compliance teams to review the performance and independence of ISS in exercising its proxy voting responsibilities.

Meetings; Committee Actions

The WFAM Proxy Governance Committee shall convene or act through written consent, including through the use of electronic systems of record, of a majority of WFAM Proxy Governance Committee members as needed and when discretionary voting determinations need to be considered. Any sub-committee of the WFAM Proxy Governance Committee shall have the authority on matters delegated to it to act by vote or written consent, including through the use of electronic systems of record, of a majority of the sub-committee members available at that time. The WFAM Proxy Governance Committee shall also meet quarterly to review the Policies and Procedures.

Membership

Members are selected based on subject matter expertise for the specific deliverables the committee is required to complete. The voting members of the WFAM Proxy Governance Committee are identified in the WFAM Proxy Charter. Changes to the membership of the WFAM Proxy Governance Committee will be made only with approval of the WFAM Proxy Governance Committee. Upon departure from Wells Fargo Asset Management, a member’s position on the WFAM Proxy Governance Committee will automatically terminate.

Voting Procedures

Unless otherwise required by applicable law,1 proxies will be voted in accordance with the following steps and in the following order of consideration:

1. First, any voting items related to WFAM “Top-of-House” voting principles (as described below under the heading “WFAM Proxy Voting Principles/Guidelines”) will generally be voted in accordance with a custom voting policy with ISS (“Custom Policy”) designed to implement the WFAM’s Top-of-House voting principles.2

2. Second, any voting items for meetings deemed of “high importance”3 (e.g., proxy contests, mergers and acquisitions, capitalization proposals and anti-takeover proposals) where ISS opposes management recommendations will be referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance -Committee) for case-by-case review and vote determination.

3. Third, with respect to any voting items where ISS Sustainability Voting Guidelines4 provide a different recommendation than ISS Standard Voting Guidelines, the following steps are taken:

a.	The WFAM Investment Analytics team[5] evaluates the matter for materiality and any other relevant considerations.

b.

If the Investment Analytics team recommends further review, the voting item is then referred to the Portfolio Management teams for recommendation or the Proxy Voting Sub-Committee (or escalated to the WFAM Proxy Governance Committee) for case-by-case review and vote determination.

c.	If the Investment Analytics team does not recommend further review, the matter is voted in accordance with ISS Standard Voting Guidelines.

4. Fourth, any remaining proposals are voted in accordance with ISS Standard Voting Guidelines.6

[1]

Where provisions of the Investment Company Act of 1940 (the “1940 Act”) specify the manner in which items for any third party registered investment companies (e.g., mutual funds, exchange-traded funds and closed-end funds) and business development companies (as defined in Section 2(a)(48) of the 1940 Act) (“Third Party Fund Holding Voting Matters”) held by the Trusts or series thereof, WFAM shall vote the Third Party Fund Holding Voting Matter on behalf of the Trusts or series thereof accordingly.

[2]

The WFAM Proxy Governance Committee may determine that additional review of a Top-of-House voting matter is warranted. For example, voting matters for declassified boards or annual election of directors of public operating and holding companies that have certain long-term business commitments (e.g., developing proprietary technology; or having an important strategic alliance in place) may warrant referral to the Proxy Voting Sub-Committee (or escalation to the Proxy Governance Committee) for case-by-case review and vote determination.

[3]	The term “high importance” is defined as those items designated Proxy Level 6, 5, or 4 by ISS, which include proxy contests, mergers, capitalization proposals and anti-takeover defenses.
[4]

ISS’s Sustainability Voting Guidelines seeks to promote support for recognized global governing bodies encouraging sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights.

[5]

The Investment Analytics team comprises of approximately 35 team members, focused on equity and fixed income risk analytics, mutual fund risk analytics, counterparty risk analytics, model documentation, scientific learning and portfolio analytics (including portfolio characteristics, portfolio construction research, multi-asset class risk analytics, and ESG analytics). The team and its processes serve a similar function as an investment risk committee and reports into the WFAM Chief Investment Officer.

[6]	The voting of proxies for Taft Hartley clients may incorporate the use of ISS’s Taft Hartley voting guidelines.

Commitment to the Principles of Responsible Investment

As a signatory to the Principles for Responsible Investment, WFAM has integrated certain environmental, social, and governance factors into its investment processes, which includes the proxy process. As described under Voting Procedures above, WFAM considers ISS’s Sustainability Voting Guidelines as a point of reference in certain cases deemed to be material to a company’s long-term shareholder value.

Voting Discretion. In all cases, the WFAM Proxy Governance Committee (and any sub-committee thereof) will exercise its voting discretion in accordance with the voting philosophy of these Policies and Procedures. In cases where a proxy item is forwarded by ISS to the WFAM Proxy Governance Committee or a sub-committee thereof, the WFAM Proxy Governance Committee or its sub-committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Portfolio Manager and Sub-Adviser Input. The WFAM Proxy Governance Committee (and any sub-committee thereof) may consult with portfolio management teams and Fund sub-advisers on specific proxy voting issues as it deems appropriate. In addition, portfolio management teams or Fund sub-advisers may proactively make recommendations to the WFAM Proxy Governance Committee regarding any proxy voting issue. In this regard, the process takes into consideration expressed views of portfolio management teams and Fund sub-advisers given their deep knowledge of investee companies. For any proxy vote, portfolio management teams and Investment Product advisers and sub-advisers may make a case to vote against the ISS or WFAM Proxy Governance Committee’s recommendation (which is described under Voting Procedures above). Any portfolio management team’s or Investment Product adviser’s or sub-adviser’s opinion should be documented in a brief write-up for consideration by the Proxy Voting Sub-Committee who will determine, or escalate to the WFAM Proxy Governance Committee, the final voting decision.

Consistent Voting. Proxies will be voted consistently on the same matter when securities of an issuer are held by multiple client accounts unless there are special circumstances such as, for example, proposals concerning corporate actions such as mergers, tender offers, and acquisitions or as reasonably necessary to implement specified proxy voting guidelines as established by a client (e.g. Taft Hartley ISS Guidelines or custom proxy guidelines).

Governance and Oversight

WFAM Top-of-House Proxy Voting Principles/Guidelines. The following reflects WFAM’s Top-of-House Voting Principles in effect as of the date of these Policies and Procedures. WFAM has put in place a custom voting policy with ISS to implement these voting principles.

We believe that Boards of Directors of investee companies should have strong, independent leadership and should adopt structures and practices that enhance their effectiveness. We recognize that the optimal board size and governance structure can vary by company size, industry, region of operations, and circumstances specific to the company.

•

We generally vote for the election of Directors in uncontested elections. We reserve the right to vote on a case-by-case basis when directors fail to meet their duties as a board member, such as failing to act in the best economic interest of shareholders; failing to maintain independent audit, compensation, nominating committees; and failing to attend at least 75% of meetings, etc.

•

We generally vote for an independent board that has a majority of outside directors who are not affiliated with the top executives and have minimal or no business dealings with the company to avoid potential conflicts of interests.

•	Generally speaking, we believe Directors serving on an excessive number of boards could result in time constraints and an inability to fulfill their duties.

•

We generally support adopting a declassified board structure for public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We generally support annual election of directors of public operating and holding companies. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments.

•

We believe a well-composed board should embody multiple dimensions of diversity in order to bring personal and professional experiences to bear and create a constructive debate of competing perspectives and opinions in the boardroom. Diversity should consider factors such as gender, ethnicity, and age as well as professional factors such as area of expertise, industry experience and geographic location.

We believe it is the responsibility of the Board of Directors to create, enhance, and protect shareholder value and that companies should strive to maximize shareholder rights and representation.

•

We believe that companies should adopt a one-share, one-vote standard and avoid adopting share structures that create unequal voting rights among their shareholders. We will normally support proposals seeking to establish that shareholders are entitled to voting rights in proportion to their economic interests

•

We believe that directors of public operating and holding companies should be elected by a majority of the shares voted. We reserve the right to vote on a case-by-case basis when companies have certain long-term business commitments. This ensures that directors of public operating and holding companies who are not broadly supported by shareholders are not elected to serve as their representatives. We will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections.

•	We believe a simple majority voting standard should be required to pass proposals. We will normally support proposals seeking to introduce bylaws requiring a simple majority vote.

•

We believe that shareholders who own a meaningful stake in the company and have owned such stake for a sufficient period of time should have, in the form of proxy access, the ability to nominate directors to appear on the management ballot at shareholder meetings. In general we support market-standardized proxy access proposals and we will analyze them based on various criteria such as threshold ownership levels, a minimum holding period, and the % and/or number of directors that are subject to nomination.

•

We believe that shareholders should have the right to call a special meeting and not wait for company management to schedule a meeting if there is sufficiently high shareholder support for doing so on issues of substantial importance. In general we support the right to call a special meeting if there is balance between a reasonable threshold of shareholders and a hurdle high enough to also avoid the waste of corporate resources for narrowly supported interests. We will evaluate the issues of importance on the basis of serving all shareholders well and not structured for the benefit of a dominant shareholder over others.

Practical Limitations to Proxy Voting. While WFAM uses its reasonable best efforts to vote proxies, in certain circumstances, it may be impractical or impossible for WFAM to vote proxies (e.g., limited value or unjustifiable costs).

Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, as it relates to portfolio holdings of the Investment Products, if the WFAM Proxy Governance Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (e.g., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

Share Blocking. Proxy voting in certain countries requires ‘share blocking’. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WFAM believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WFAM will not participate and refrain from voting proxies for those clients impacted by share blocking.

Conflicts of Interest. We always seek to place the interests of our clients first and to identify and manage any conflicts of interest, including those that arise from proxy voting or engagement. WFAM acts as a fiduciary with respect to its asset management activities and therefore we must act in the best interest of our clients and address conflicts that arise.

Conflicts of interest are identified and managed through a strict and objective application of our voting policy and procedures. WFAM may have a conflict of interest regarding a proxy to be voted upon if, for example, WFAM or its affiliates (such as a sub-adviser or principal underwriter) have other relationships with the issuer of the proxy. This type of conflict is generally mitigated by the information barriers between WFAM and its affiliates and our commitment as a fiduciary to independent judgement. However, when the WFAM Proxy Governance Committee becomes aware of a conflict of interest (that gets uncovered through the WFAM Proxy Voting Policy and Procedures), it takes additional steps to mitigate the conflict, by using any of the following methods:

1. Instructing ISS to vote in accordance with its recommendation;

2. Disclosing the conflict to the relevant Board and obtaining its consent before voting;

3. Submitting the matter to the relevant Board to exercise its authority to vote on such matter;

4. Engaging an independent fiduciary who will direct the vote on such matter,

5. Consulting with Legal and Compliance and, if necessary, outside legal counsel for guidance on resolving the conflict of interest,

6. Voting in proportion to other shareholders (“mirror voting”) following consultation with the Board of the Funds if the conflict pertains to a matter involving a portfolio holding of the Funds; or

7. Voting in other ways that are consistent with WFAM’s obligation to vote in the best interests of its clients.

Vendor Oversight. The WFAM Proxy Administrator monitors the ISS proxy process against specific criteria in order to identify potential issues relating to account reconciliation, unknown and rejected ballot reviews, upcoming proxy reviews, share reconciliation oversight, etc.

Policy Review and Ad Hoc Meetings. The WFAM Proxy Governance Committee meets at least annually to review this Policy and consider any appropriate changes. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administrator, any member of the WFAM Proxy Governance Committee, or WFAM’s Chief Compliance Officer. The WFAM Proxy Governance Committee includes representation from Portfolio Management, Operations, Investment Analytics and, in a non-voting consultative capacity, Compliance.

Records Retention. The WFAM Proxy Administrator will maintain the following records relating to the implementation of the Policies and Procedures:

•	A copy of these proxy voting policies and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on ISS);

•	Records of votes cast on behalf of Investment Products and separate account clients (which ISS maintains on behalf of WFAM);

•	Records of each written client request for proxy voting records and WFAM’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WFAM or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WFAM in an easily accessible place for a period of six years.

U.S. Regulation. These Policies and Procedures have been written in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. Proxy voting records for WFAM’s mutual funds are disclosed on Form N-PX annually, as required by Section 30 and Rule 30b1-4 of the Investment Company Act of 1940, to the Securities and Exchange Commission (“SEC”).

E.U. Regulation. These Policies and Procedures have been established, implemented and maintained, as they apply to WFAML and WFAMI Ltd, in accordance the EU Shareholder Rights Directive II (EU 2017/828) (“SRD II”). Specific to WFAML, the Policies and Procedures also comply with Article 23 of CSSF Regulation No. 10-4, and the CSSF Circular 18/698.

Disclosure of policies and procedures. A summary of the proxy voting policy and procedures are disclosed on WFAM’s website. In addition, WFAM will disclose to its separate clients (i.e. proxy votes for assets managed on behalf of WFAM’s other clients as per a delegation arrangement) a summary description of its proxy voting policy and procedures via mail.

Disclosure of proxy voting results. WFAM will provide to clients proxy statements and any records as to how WFAM voted proxies on behalf of clients, quarterly or upon request. For assistance, clients may contact their relationship manager, call WFAM at 1-800-259-3305 or e-mail wellscapclientadmin@wellsfargo.com to request a record of proxies voted on their behalf.

WFAM will publish high-level proxy voting statistics in periodic reports. However, except as otherwise required by law, WFAM has a general policy of not disclosing to any issuer specific or third party how its separate account client proxies are voted.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Justin Carr, CFA

Mr. Carr is a senior portfolio manager for the Golden Capital Equity team at Wells Fargo Asset Management. He is also a member of the research team with the responsibility of building and improving stock selection models, back-testing and refining existing factors and writing production code. Prior to joining Golden Capital, he was an analyst with the Global Strategic Products team at Wells Capital Management. Justin earned a bachelor’s degree in business administration from the University of Vermont and a master’s degree in mathematical finance from Worcester Polytechnic Institute. He has earned the right to use the CFA designation.

Vince Fioramonti, CFA

Mr. Fioramonti is a senior portfolio manager for the Golden Capital Equity team at Wells Fargo Asset Management. He helps manage the team’s international and yield-oriented strategies. Prior to joining Golden Capital, Vince served as a partner at Alpha Equity Management, LLC, where he managed the firm’s international equity strategies and was responsible for its technology infrastructure. Earlier, Vince worked with ING and its predecessor Aetna organizations as the lead portfolio manager for the Aetna International Fund. Vince began his career in investment management with Travelers Investment Management. He earned a bachelor’s degree in finance from the University of Dayton and a master’s degree in business administration from the University of Rochester. He has earned the right to use the CFA designation and is a member of CFA Society North Carolina and CFA Institute.

Megan Miller, CFA

Ms. Miller is a portfolio manager for the Analytic Investors team at Wells Fargo Asset Management. She is responsible for portfolio management and trading support for derivatives-based investment strategies. Specifically, she researches new models and ways to enhance existing models used in the investment process, develops and maintains optimization inputs and volatility forecasts and develops and maintains optimization frameworks used to create client portfolios. She earned a bachelor’s degree in applied mathematics from the University of California, Los Angeles, and a master’s degree in business administration, with an emphasis in finance from the University of California, Berkeley. She has earned the right to use the CFA designation.

Chris Lee, CFA

Mr. Lee is a senior portfolio manager the WFAM Multi Sector Fixed Income-Plus and High Yield team. He has served as head of high yield trading for the WFAM U.S. High Yield Fixed Income team. Chris rejoined WFAM in 2012 from Silver Lake Credit where he served as a managing director, co-portfolio manager, and head of trading. Prior to joining Silver Lake in 2007, Chris served as a senior analyst/portfolio manager on the U.S. High Yield team. Earlier in his career, Chris served as a senior research analyst with Wells Fargo’s Proprietary Investment Group. He has been in the investment industry since 2001. Chris earned a bachelor’s degree in political science from University of California, Irvine, where he graduated magna cum laude. He also earned a master’s degree in business administration from the Graduate School of Management at the University of California, Davis. Chris is a graduate of Wells Fargo’s Credit Management Training Program. He has earned the right to use the CFA designation.

Michael J. Schueller, CFA

Mr. Schueller is a senior portfolio manager and research analyst for the WFAM Multi Sector Fixed Income-Plus and High Yield team. Mike joined Wells WFAM as a senior investment research analyst from Strong Capital Management where he held a similar position. He rejoined Strong in 2000, having left the firm to start a trust department for Community Bank & Trust in Sheboygan, WI. Mike first joined Strong in 1998 as associate counsel in the legal department. For the three years previous to this, he practiced law with Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C. in Milwaukee, WI, specializing in corporate reorganizations, mergers and acquisitions. He earned a bachelor’s degree in economics from the University of Minnesota and a law degree from the University of Wisconsin, Madison. He has earned the right to use the CFA designation.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended October 31, 2020.

Justin Carr

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	2	25

Total assets of above accounts (millions)	$1,220.39	$361.76	$830.16

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	1

Total assets of above accounts (millions)	$0.00	$0.00	$70.15

Vince Fioramonti

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	2	0

Total assets of above accounts (millions)	$558.35	$43.32	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Chris Lee

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	5	4	5

Total assets of above accounts (millions)	$2,044.32	$324.76	$396.57

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Megan Miller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	3	1	3

Total assets of above accounts (millions)	$176.70	$40.63	$87.06

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

Michael Schueller

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	11	5	6

Total assets of above accounts (millions)	$5,729.63	$420.33	$434.92

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0

Total assets of above accounts (millions)	$0.00	$0.00	$0.00

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of October 31, 2020:

Justin Carr	none
Vince Fioramonti	none
Chris Lee	none
Megan Miller	none
Michael Schueller	none

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a)	(b)	(c)	(d)
	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
11/1/2019 to 11/30/2019	0	0.00	0	3,637,174
12/1/2019 to 12/31/2019	0	0.00	0	3,637,174
1/1/2020 to 1/31/2020	0	0.00	0	4,396,401
2/1/2020 to 2/29/2020	0	0.00	0	4,396,401
3/1/2020 to 3/31/2020	134,720	3.52	134,720	4,261,681
4/1/2020 to 4/30/2020	25,869	3.99	25,869	4,235,812
5/1/2020 to 5/31/2020	92,345	4.04	92,345	4,143,467
6/1/2020 to 6/30/2020	0	0.00	0	4,143,467
7/1/2020 to 7/31/2020	0	0.00	0	4,143,467
8/1/2020 to 8/31/2020	0	0.00	0	4,143,467
9/1/2020 to 9/30/2020	60,295	4.19	60,295	4,083,172
10/1/2020 to 10/31/2020	0	0.00	0	4,083,172
Total	313,229	3.84	313,229	4,083,172

On November 22, 2019, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2020 and ending on December 31, 2020.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Global Dividend Opportunity Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Global Dividend Opportunity Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	December 22, 2020

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 22, 2020